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Exhibit 21.1

107-145 West 135th Street Associates (NY)
1133 Fifteenth Street Associates (DC)
1133 Fifteenth Street Associates II (MD)
1133 Fifteenth Street Associates III
1133 Fifteenth Street Associates IV (MD)
1212 South Michigan
2020 Bruckner Associates Limited Partnership
2900 Van Ness Associates (DC)
341 Housing Corp.
5 Mile Limited Partnership (MI)
51 North High Street L.P.
62nd Street Joint Venture
62nd Street Ltd Partnership (IN)
630 East Lincoln Avenue Associates Ltd Partnership (NY)
711 West Casino Associates (WA)
735 Willoughby Avenue Company
7400 Roosevelt Corp. (MA)
7400 Roosevelt Investors (PA)
8503 Westheimer Partners, Ltd. (TX)
A.J. One, Inc. (DE)
A.J. Two, Inc. (DE)
Abbott Associates Ltd Partnership (NY)
Abington Corporation (MD)
Abington II Corporation (MD)
Abington II-Oxford Associates, L.P. (IN)
Abington-Oxford Associates, L.P. (IN)
Academy Gardens Associates LP (NY)
Acquisition Limited Partnership (MD)
Adirondack Apartments Saranac Associates Limited Partnership (NY)
Advanced Affordable Mill, Ltd. (FL)
AIC REIT Properties LLC
AIMCO Anchorage, L.P. (DE)
AIMCO Angeles GP, LLC (DE)
AIMCO Arbor Station Two, L.P. (DE)
AIMCO Arbor Station, L.P. (DE)
AIMCO Arbors, L.L.C. (DE)
AIMCO Atriums of Plantation L.P. (DE)
AIMCO Bay Club II, L.P. (DE)
AIMCO Bay Club, L.P. (DE)
AIMCO Beau Jardin, L.L.C. (DE)
AIMCO Beech Lake, L.L.C. (DE)
AIMCO Bella Vista, L.L.C. (DE)
AIMCO Bercado Shores, L.L.C. (DE)
AIMCO Boston Lofts, L.P. (DE)
AIMCO Bradford, L.L.C. (DE)
AIMCO Breakers, L.P. (DE)
AIMCO Briarwood, L.L.C. (DE)
AIMCO Bridgewater, L.P. (DE)
AIMCO Brittany, L.L.C. (DE)

AIMCO Brookside, L.L.C. (DE)
AIMCO Brookside/Tustin, L.L.C. (DE)
AIMCO Brookville, L.L.C. (DE)
AIMCO Brookwood, L.L.C. (DE)
AIMCO Burgundy Park, L.P. (DE)
AIMCO Calhoun, Inc. (DE)
AIMCO Calhoun, L.L.C. (DE)
AIMCO Cameron Villas, L.L.C. (DE)
AIMCO Canterbury Green, L.L.C. (DE)
AIMCO Capital Corporation (DE)
AIMCO Capital, Inc. (DE)
AIMCO Captiva Club, L.L.C. (DE)
AIMCO Casa Anita, L.P. (DE)
AIMCO Cedar Creek, L.P. (DE)
AIMCO Chatham Harbor, L.L.C. (DE)
AIMCO Chelsea Land, L.L.C. (DE)
AIMCO Chelsea Member, L.L.C. (DE)
AIMCO Chelsea Ridge, L.L.C. (DE)
AIMCO Chesapeake, L.P. (DE)
AIMCO Citrus Grove, L.P. (DE)
AIMCO Citrus Sunset, L.L.C. (DE)
AIMCO Cobble Creek, L.P. (DE)
AIMCO Colonial Crest, L.L.C. (DE)
AIMCO Colony, L.P. (DE)
AIMCO Colorado Residential Group, Inc. (CO)
AIMCO Copperchase, L.P. (DE)
AIMCO Copperfield, L.P. (DE)
AIMCO Covington Pointe, L.P. (DE)
AIMCO Crossings at Belle, L.P. (DE)
AIMCO Crows Nest Apartments, L.P. (DE)
AIMCO Crows Nest, L.P. (DE)
AIMCO Cutler GP, L.L.C. (DE)
AIMCO Cutler Riverside, L.L.C. (DE)
AIMCO Deerfield, L.P. (DE)
AIMCO Dolphin's Landing, L.P. (DE)
AIMCO Doral Oaks, L.P. (DE)
AIMCO Elm Creek, L.P. (DE)
AIMCO Equity Services, Inc. (VA)
AIMCO Fall River II, L.L.C. (DE)
AIMCO Fall River, L.L.C. (DE)
AIMCO Fieldcrest, L.P. (DE)
AIMCO Fisherman's Landing, L.P. (DE)
AIMCO Fondren Court, L.P. (DE)
AIMCO Foxchase, L.P. (DE)
AIMCO Franklin Oaks, L.L.C.
AIMCO Galleria Office, L.P. (DE)
AIMCO Georgetown, L.L.C. (DE)
AIMCO Glen Hollow, L.L.C. (DE)
AIMCO GP LA, L.P. (DE)
AIMCO Greens of Naperville L.L.C. (DE)
AIMCO Greens, L.L.C. (DE)

AIMCO Group, L.P. (DE)
AIMCO Hampton Hill, L.P. (DE)
AIMCO Hanover Square/DIP, L.L.C. (DE)
AIMCO Harbor Ridge II, L.L.C. (DE)
AIMCO Harbor Ridge III, L.L.C. (DE)
AIMCO Hastings Green, L.P. (DE)
AIMCO Hastings Place, L.P. (DE)
AIMCO Haverhill, L.L.C. (DE)
AIMCO Heather Ridge, L.P. (DE)
AIMCO Heritage Park, L.P. (DE)
AIMCO Hickory Ridge, L.L.C. (DE)
AIMCO Hickory Ridge, L.P. (DE)
AIMCO Holdings QRS, Inc. (DE)
AIMCO Holdings, L.P. (DE)
AIMCO Hospitality Management Group, Inc. (DE)
AIMCO Hunters Creek, L.L.C. (DE)
AIMCO Hunters Crossing, L.P. (DE)
AIMCO Hunters Glen, L.P. (DE)
AIMCO Hunters Run, L.L.C. (DE)
AIMCO IGA, Inc. (DE)
AIMCO IPLP, L.P. (DE)
AIMCO Ivanhoe, L.P. (DE)
AIMCO Jacques-Miller, L.P. (DE)
AIMCO Key Towers, L.P. (DE)
AIMCO LA QRS, Inc. (DE)
AIMCO Lake Castleton Arms, L.L.C. (DE)
AIMCO Lakehaven Two, L.P. (DE)
AIMCO Lakehaven, L.P. (DE)
AIMCO Lakeside Manor, L.P. (DE)
AIMCO Landmark, L.P. (DE)
AIMCO LaValle, L.L.C. (DE)
AIMCO Lincoln Place Apartments, L.P. (DE)
AIMCO LJ Tucson, Inc. (DE)
AIMCO LJ Tucson, L.P. (DE)
AIMCO Lofts Holdings, L.P. (DE)
AIMCO Los Arboles, L.P. (DE)
AIMCO LP LA, L.L.C. (DE)
AIMCO LT, L.P. (DE)
AIMCO Maple Bay, L.L.C. (DE)
AIMCO Marbella Club, L.L.C. (DE)
AIMCO Marlboro, L.L.C. (DE)
AIMCO Mayfair Village, L.L.C. (DE)
AIMCO Merrill House, L.L.C. (DE)
AIMCO Mesa Ridge L.L.C. (DE)
AIMCO Mesa Ridge L.L.C. (DE)
AIMCO Michigan Meadows Holdings, L.L.C. (DE)
AIMCO Michigan Meadows, L.L.C. (DE)
AIMCO Mountain View, L.L.C. (DE)
AIMCO N.P. Lofts, L.P. (DE)
AIMCO North Andover, L.L.C. (DE)
AIMCO Northview Harbor, L.L.C. (DE)

AIMCO Oak Falls, L.P. (DE)
AIMCO Oak Forest I, L.L.C. (DE)
AIMCO Oak Forest II, L.L.C. (DE)
AIMCO Oakbrook, L.L.C. (DE)
AIMCO Oakwood, L.L.C. (DE)
AIMCO Ocean Oaks, L.L.C. (DE)
AIMCO Old Farm, L.L.C. (DE)
AIMCO Old Farm, L.L.C. (DE)
AIMCO Old Orchard, L.L.C. (DE)
AIMCO Old Orchard, L.L.C. (DE)
AIMCO Old Towne West III, L.P. (DE)
AIMCO Park at Cedar Lawn, L.P. (DE)
AIMCO Park Colony, L.L.C. (DE)
AIMCO Park La Brea Inc.(MD)
AIMCO Park Townhomes, L.P. (DE)
AIMCO Pavilion Preservation GP, L.L.C. (DE)
AIMCO Pavilion, G.P., L.L.C. (DE)
AIMCO Pavilion, L.P., L.L.C. (DE)
AIMCO Peppermill Place, L.P. (DE)
AIMCO Pine Shadows, L.L.C. (DE)
AIMCO Pinebrook, L.P. (DE)
AIMCO Pines, L.P. (DE)
AIMCO Placid Lake, L.P. (DE)
AIMCO Properties Finance Corp. (DE)
AIMCO Properties Finance Partnership, L.P. (DE)
AIMCO Properties Holdings, L.L.C. (DE)
AIMCO Properties, L.P. (DE)
AIMCO Ramblewood Residential, L.L.C. (DE)
AIMCO Ramblewood, L.L.C. (DE)
AIMCO Randal Crossing, L.P. (DE)
AIMCO Recovery Fund, L.P. (DE)
AIMCO Rio Cancion, L.P. (DE)
AIMCO Riverside Park, L.L.C. (DE)
AIMCO Rosecroft Mews, L.P. (DE)
AIMCO Royal Crest-Nashua, L.L.C. (DE)
AIMCO Royal Gardens, L.L.C. (DE)
AIMCO San Bruno Apartments Partners, L.P. (DE)
AIMCO San Marina, L.P. (DE)
AIMCO Sandalwood, L.P. (DE)
AIMCO Sandpiper, L.P. (DE)
AIMCO Seaside Point, L.P. (DE)
AIMCO SH, L.L.C. (DE)
AIMCO Signature Point, L.P. (DE)
AIMCO Silver Ridge, L.L.C. (DE)
AIMCO Somerset Lakes, L.L.C. (DE)
AIMCO Steeplechase, L.L.C. (DE)
AIMCO Steeplechase, L.P. (DE)
AIMCO Stirling Court, L.P. (DE)
AIMCO Stone Pointe, L.L.C. (DE)
AIMCO Stoneridge, L.L.C. (DE)
AIMCO Sun Lake, L.L.C.

AIMCO Sunbury, L.P. (DE)
AIMCO Sundown, L.P. (DE)
AIMCO Sunset Escondido, L.L.C. (DE)
AIMCO Sunset Village, L.L.C. (DE)
AIMCO Swap, L.L.C. (DE)
AIMCO Swiss Village, L.P. (DE)
AIMCO Terrace Royale, L.L.C. (DE)
AIMCO Timbermill, L.P. (DE)
AIMCO Tor, L.L.C. (DE)
AIMCO Township at Highlands, L.P. (DE)
AIMCO Tustin, L.P. (DE)
AIMCO Twin Lake Towers, L.P. (DE)
AIMCO University Woods II, L.L.C. (DE)
AIMCO University Woods III, L.L.C. (DE)
AIMCO UT, L.P. (DE)
AIMCO Vantage Pointe, L.L.C. (DE)
AIMCO Verdes Associates, L.P. (DE)
AIMCO Verdes del Oriente, L.L.C. (DE)
AIMCO Villa Associates, L.L.C. (DE)
AIMCO Villa De Guadalupe, L.L.C. (DE)
AIMCO Villa Del Sol, L.L.C. (DE)
AIMCO Villa La Paz, L.P. (DE)
AIMCO Village Crossing, L.L.C. (DE)
AIMCO Village, GP, L.L.C. (DE)
AIMCO Village, L.P. (DE)
AIMCO Walden, L.L.C. (DE)
AIMCO Walnut Springs, L.P. (DE)
AIMCO Warwick, L.L.C. (DE)
AIMCO Waterford Village, L.L.C. (DE)
AIMCO Weatherly, L.P. (DE)
AIMCO West Trails, L.P. (DE)
AIMCO Westchase Midrise, L.P. (DE)
AIMCO Wexford Village II, L.L.C. (DE)
AIMCO Wexford Village, L.L.C. (DE)
AIMCO Whispering Pines, L.L.C. (DE)
AIMCO Williamsburg, L.L.C. (DE)
AIMCO Wimbledon Square, L.L.C. (DE)
AIMCO Windgate, L.L.C. (DE)
AIMCO Woodfield, L.L.C. (DE)
AIMCO Woodhills, L.L.C. (DE)
AIMCO Woodland Ridge, L.P. (DE)
AIMCO Woodlands, L.L.C. (DE)
AIMCO Woodridge, L.L.C. (DE)
AIMCO Woods of Burnsville, L.L.C. (DE)
AIMCO Woodway Offices, L.P. (DE)
AIMCO Yorktown, L.P. (DE)
AIMCO/ Bethesda Holdings, Inc. (DE)
AIMCO/Akron One, L.L.C. (DE)
AIMCO/Allentown, L.L.C. (DE)
AIMCO/Allview, L.L.C. (DE)
AIMCO/Apollo, L.L.C. (DE)

AIMCO/Augusta, L.L.C. (DE)
AIMCO/Beach, L.L.C. (DE)
AIMCO/Beacon Hill, Inc. (DE)
AIMCO/Beacon Hill, L.L.C. (DE)
AIMCO/Beacon Hill, L.P. (DE)
AIMCO/Bethesda Employee, L.L.C. (DE)
AIMCO/Bethesda GP, L.L.C. (DE)
AIMCO/Bethesda Holdings Acquisitions II, Inc. (DE)
AIMCO/Bethesda Holdings Acquisitions, Inc. (DE)
AIMCO/Bethesda Holdings, Inc. (DE)
AIMCO/Bethesda II, L.L.C. (DE)
AIMCO/Bethesda Williamsburg, L.L.C. (DE)
AIMCO/Beville, L.L.C. (DE)
AIMCO/Blossomtree L.L.C. (DE)
AIMCO/Blossomtree L.P. (DE)
AIMCO/Blossomtree, Inc. (DE)
AIMCO/Bluffs, L.L.C. (DE)
AIMCO/Boardwalk Finance, L.P. (DE)
AIMCO/Boardwalk, L.P. (DE)
AIMCO/Brandermill, L.L.C. (DE)
AIMCO/Brandon, L.L.C. (DE)
AIMCO/Brandywine, L.P. (DE)
AIMCO/Brant Rock I, L.P. (DE)
AIMCO/Brant Rock, Inc. (DE)
AIMCO/Brant Rock, L.P. (DE)
AIMCO/Canyon Oaks L.P. (DE)
AIMCO/Casselberry, L.L.C. (DE)
AIMCO/Charleston, L.L.C. (DE)
AIMCO/Chickasaw, L.L.C. (DE)
AIMCO/Chimneytop, L.L.C. (DE)
AIMCO/Colonel I, L.P. (DE)
AIMCO/Colonnade, Inc. (DE)
AIMCO/Colonnade, L.L.C. (DE)
AIMCO/Colonnade, L.P. (DE)
AIMCO/Cypress Landing L.L.C. (DE)
AIMCO/Easton Falls, L.P. (DE)
AIMCO/Evergreen L.P. (DE)
AIMCO/Farmingdale, L.L.C. (DE)
AIMCO/Foothills, Inc. (DE)
AIMCO/Foothills, L.L.C. (DE)
AIMCO/Foothills, L.P. (DE)
AIMCO/Fox Bay, Inc. (DE)
AIMCO/Fox Bay, L.L.C. (DE)
AIMCO/Fox Bay, L.P. (DE)
AIMCO/Fox Valley, L.L.C. (DE)
AIMCO/Foxtree, Inc. (DE)
AIMCO/Foxtree, L.L.C. (DE)
AIMCO/Foxtree, L.P. (DE)
AIMCO/Freedom Place, Inc. (DE)
AIMCO/Freedom Place, L.L.C. (DE)
AIMCO/Freedom Place, L.P. (DE)

AIMCO/Glenbrook L.P. (DE)
AIMCO/Greensboro, L.L.C. (DE)
AIMCO/Greentree L.P. (DE)
AIMCO/Greenville, L.L.C. (DE)
AIMCO/Grovetree, Inc. (DE)
AIMCO/Grovetree, L.L.C. (DE)
AIMCO/Grovetree, L.P. (DE)
AIMCO/Hazeltree, Inc. (DE)
AIMCO/Hazeltree, L.L.C. (DE)
AIMCO/Hazeltree, L.P. (DE)
AIMCO/Hiddentree, Inc. (DE)
AIMCO/Hiddentree, L.L.C. (DE)
AIMCO/Hiddentree, L.P. (DE)
AIMCO/HIL, L.L.C. (DE)
AIMCO/IPT, Inc. (DE)
AIMCO/Islandtree, Inc. (DE)
AIMCO/Islandtree, L.L.C. (DE)
AIMCO/Islandtree, L.P. (DE)
AIMCO/Kettering, L.L.C. (DE)
AIMCO/Kings, L.L.C. (DE)
AIMCO/Kirkman, L.L.C. (DE)
AIMCO/Lake Ridge, L.L.C. (DE)
AIMCO/Lakeridge California, L.L.C. (DE)
AIMCO/Lantana, L.L.C. (DE)
AIMCO/Latrobe L.L.C. (DE)
AIMCO/Laurel, L.L.C. (DE)
AIMCO/Lexington, L.L.C. (DE)
AIMCO/Middletown, L.L.C. (DE)
AIMCO/Montecito, L.P. (DE)
AIMCO/Nashua, L.L.C. (DE)
AIMCO/Nashua, L.L.C. (DE)
AIMCO/Newport, L.L.C. (DE)
AIMCO/Newport, L.L.C. (DE)
AIMCO/NHP Holdings, Inc. (DE)
AIMCO/NHP Partners, L.P. (DE)
AIMCO/NHP Partners, L.P. (DE)
AIMCO/NHP Properties, Inc. (DE)
AIMCO/North Gate, L.L.C. (DE)
AIMCO/North Woods, L.L.C. (DE)
AIMCO/Ocala, L.L.C. (DE)
AIMCO/Olmos I, L.P. (DE)
AIMCO/Olmos, Inc. (DE)
AIMCO/Olmos, L.P. (DE)
AIMCO/Orchidtree, Inc. (DE)
AIMCO/Orchidtree, L.L.C. (DE)
AIMCO/Orchidtree, L.P. (DE)
AIMCO/OTC QRS, Inc. (DE)
AIMCO/OTC, L.L.C. (DE)
AIMCO/OTC, L.P. (DE)
AIMCO/OTEF, L.L.C. (MD)
AIMCO/Palm Aire, L.L.C. (DE)

AIMCO/Palm Beach, L.L.C. (DE)
AIMCO/PAM Properties, L.P. (DE)
AIMCO/Penn Square, L.L.C. (DE)
AIMCO/Pine Creek, Inc. (DE)
AIMCO/Pine Creek, L.L.C. (DE)
AIMCO/Pine Creek, L.P. (DE)
AIMCO/Pinellas, L.L.C. (DE)
AIMCO/Polo Park I, L.P. (DE)
AIMCO/Polo Park, Inc. (DE)
AIMCO/Polo Park, L.P. (DE)
AIMCO/Quailtree, Inc. (DE)
AIMCO/Quailtree, L.L.C. (DE)
AIMCO/RALS, L.P. (DE)
AIMCO/Rivercrest, Inc. (DE)
AIMCO/Rivercrest, L.L.C. (DE)
AIMCO/Runaway Bay, L.L.C. (DE)
AIMCO/SA, L.L.C. (DE)
AIMCO/Salem, L.L.C. (DE)
AIMCO/San Bruno, L.L.C. (DE)
AIMCO/Sand Castles I, L.P. (DE)
AIMCO/Sand Castles, Inc. (DE)
AIMCO/Sand Castles, L.P. (DE)
AIMCO/Sand Pebble I, L.P. (DE)
AIMCO/Sand Pebble, Inc. (DE)
AIMCO/Sand Pebble, L.P. (DE)
AIMCO/Schaumburg, L.L.C. (DE)
AIMCO/Shadetree, Inc. (DE)
AIMCO/Shadetree, L.L.C. (DE)
AIMCO/Shadetree, L.P. (DE)
AIMCO/Shadow Lake, Inc. (DE)
AIMCO/Shadow Lake, L.L.C. (DE)
AIMCO/Shadow Lake, L.P. (DE)
AIMCO/Signature Point Apartments L.P. (DE)
AIMCO/Silktree, Inc. (DE)
AIMCO/Silktree, L.L.C. (DE)
AIMCO/Silktree, L.P. (DE)
AIMCO/Southridge, L.L.C. (DE)
AIMCO/Spartanburg, L.L.C. (DE)
AIMCO/Stonegate, L.P. (DE)
AIMCO/Surrey Oaks I, L.P. (DE)
AIMCO/Surrey Oaks, Inc. (DE)
AIMCO/Surrey Oaks, L.P. (DE)
AIMCO/Tall Timbers I, L.P. (DE)
AIMCO/Tall Timbers, Inc. (DE)
AIMCO/Tall Timbers, L.P. (DE)
AIMCO/Teal Pointe, L.P. (DE)
AIMCO/The Hills I, L.P. (DE)
AIMCO/The Hills, Inc. (DE)
AIMCO/The Hills, L.P. (DE)
AIMCO/Tidewater, L.L.C. (DE)
AIMCO/Timbertree, Inc. (DE)

AIMCO/Timbertree, L.L.C. (DE)
AIMCO/Timbertree, L.P. (DE)
AIMCO/Travis One, L.P. (DE)
AIMCO/Twinbridge, Inc. (DE)
AIMCO/Twinbridge, L.L.C. (DE)
AIMCO/Twinbridge, L.P. (DE)
AIMCO/Villa Ladera, L.P. (DE)
AIMCO/Wellsprings, L.L.C. (DE)
AIMCO/Westridge, L.L.C. (DE)
AIMCO/Wickertree, Inc. (DE)
AIMCO/Wickertree, L.L.C. (DE)
AIMCO/Wickertree, L.P. (DE)
AIMCO/Wildflower I, L.P. (DE)
AIMCO/Wildflower, Inc. (DE)
AIMCO/Wildflower, L.P. (DE)
AIMCO/Williams Cove, L.P. (DE)
AIMCO/Windsor Landing, Inc. (DE)
AIMCO/Windsor Landing, L.L.C. (DE)
AIMCO/Windsor Landing, L.P. (DE)
AIMCO/Woodhollow I, L.P. (DE)
AIMCO/Woodhollow, Inc. (DE)
AIMCO/Woodhollow, L.P. (DE)
AIMCO/Woodlands-Tyler, L.P. (DE)
AIMCO/Wydewood I, L.P. (DE)
AIMCO/Wydewood, Inc. (DE)
AIMCO/Wydewood, L.P. (DE)
AIMCO/Yorktree, Inc. (DE)
AIMCO/Yorktree, L.L.C. (DE)
AIMCO/Yorktree, L.P. (DE)
AIMCO-GP, Inc. (DE)
AIMCOI SH, L.P. (DE)
AIMCO-LP, Inc. (DE)
AIP II Georgetown GP, L.L.C. (SC)
AIP II Georgetown, L.L.C. (MA)
AIP III GP Limited Partnership (SC)
AIP IV Factory GP, LLC (SC)
AIP IV GP Limited Partnership (SC)
AIP IV GP Limited Partnership (SC)
AJ One, L.P. (DE)
AJ Two, L.P. (DE)
Akron Nursing-Oxford Limited Partnership (MD)
Akron One Retirement-Oxford Limited Partnership (MD)
Alaska House Associates (WA)
Algonquin Tower Ltd Partnership (CT)
All Hallows Associates (CA)
Allegheny Associates
Allentown Towne House Ltd Partnership (PA)
Allentown-Oxford Associates Limited Partnership (MD)
Alliance Towers Limited Partnership
Allison Village Associates
Allview-Oxford Limited Partnership (MD)

Alms Hill II Limited
Alpine Company Ltd.
Alpine II Company Ltd.
Ambassador Apartments, L.P. (DE)
Ambassador CRM Florida Partners Limited Partnership (DE)
Ambassador Florida Partners Limited Partnership (DE)
Ambassador Florida Partners, Inc. (DE)
Ambassador I, Inc. (DE)
Ambassador I, L.P. (IL)
Ambassador II, Inc. (DE)
Ambassador II, L.P. (DE)
Ambassador III, L.P. (DE)
Ambassador IV, Inc. (DE)
Ambassador IV, L.P. (DE)
Ambassador IX, Inc. (DE)
Ambassador IX, L.P. (DE)
Ambassador Texas Partners, L.P. (DE)
Ambassador Texas, Inc. (DE)
Ambassador V, Inc. (DE)
Ambassador V, L.P. (DE)
Ambassador VI, Inc. (DE)
Ambassador VI, L.P. (DE)
Ambassador VII, Inc. (DE)
Ambassador VII, L.P. (DE)
Ambassador VIII, Inc. (DE)
Ambassador VIII, L.P. (DE)
Ambassador X, Inc. (DE)
Ambassador X, L.P. (DE)
Ambassador XI, Inc. (DE)
Ambassador XI, L.P. (DE)
AmReal Corporation (SC)
AmReal Realty, Inc. (SC)
Anchorage Partners (TX)
Anderson Mill Associates (IL)
Anderson Oaks Limited Partnership (WA)
Angeles Acceptance Directives, Inc. (DE)
Angeles Acceptance Pool, L.P. (CA)
Angeles Eastgate Joint Venture (CA)
Angeles Income Properties II GP LP
Angeles Income Properties IV GP LP
Angeles Income Properties Ltd 6 GP LP (CA)
Angeles Income Properties Ltd. IV (CA)
Angeles Income Properties, Ltd. 6 (CA)
Angeles Income Properties, Ltd. II (CA)
Angeles Income Properties, Ltd. III (CA)
Angeles Investment Properties, Inc. (CA)
Angeles Opportunity Properties Ltd GP LP
Angeles Opportunity Properties, Ltd. (CA)
Angeles Partners IX (CA)
Angeles Partners VII (CA)
Angeles Partners VIII (CA)

Angeles Partners X (CA)
Angeles Partners X GP Limited Partnership
Angeles Partners XI (CA)
Angeles Partners XI GP Limited Partnership (SC)
Angeles Partners XII (CA)
Angeles Partners XII GP, LP (SC)
Angeles Partners XIV (CA)
Angeles Properties, Inc. (CA)
Angeles Realty Corporation (CA)
Angeles Realty Corporation II (CA)
Angeles Securitization Corporation (DE)
Anglers Manor Associates Limited Partnership (IL)
Antelope Valley Apartments Limited Partnership
Antioch Apartments Ltd (OH)
Anton Square Ltd (AL)
AP XI Fox Run GP, L.L.C. (SC)
AP XII Associates GP, L.L.C. (SC)
AP XII Associates Limited Partnership (SC)
Apartment Associates, Ltd.
Apartment CCG 17, Inc. (CA)
Apartment CCG 17, L.L.C. (SC)
Apartment Creek 17 A, L.L.C. (CO)
Apartment CRK 17, L.P. (CA)
Apartment LDG 17, L.P. (CA)
Apartment LDG 17, LLC
Apartment Lodge 17 A, L.L.C. (CO)
Apartment Lodge 17, L.L.C. (SC)
Apartment Lodge 17, L.P. (CA)
API/AREC Partners, Ltd (CA)
Apollo-Oxford Associates Limited Partnership (MD)
Aptek Maintenance Services Company LLC (DE)
Aptek Management Company LLC (DE)
ARC II/AREMCO Partners
Arch-Way Ltd
Argus Land Company, Inc. (AL)
Arizona Development Partners (MA)
Armitage Commons Associates
Arrowsmith, Ltd.
Arvada House Ltd Partnership
Ashland Manor Limited Partnership
Ashland Town Square-REO, L.P. (TX)
Ashley Woods LLC (SC)
Aspen Point, L.P. (DE)
Aspen Ridge Associates, Ltd. (TX)
Aspen Stratford Apartments Company B Limited Partnership (NJ)
Aspen Stratford Apartments Company C Limited Partnership (NJ)
Athens Arms Associates Limited Partnership (GA)
Athens Gardens Ltd
Athens Station, Ltd
Atlanta Associates Limited Partnership
Atlanta Shallowford Associates, LP (GA)

Atrium Village Associates
Audobon Park Associates (NJ)
Augusta-Oxford Associates Limited Partnership (MD)
Aurora/GHI Associates
Autumn Chase-REO, L.P. (TX)
Avon Development Company (PA)
Baisley Park Associates LP (NY)
Balcor/Sportvest-II (IL)
Baldwin Oaks Elderly Ltd. (NJ)
Baldwin Tower Associates
Bangor House Proprietary Limited Partnership
Banning Villa (CA)
Bannock Arms Apartments
Bannock Arms Second Limited Partnership
Barnesboro Associates, a Pennsylvania Limited Partnership
Barnett Plaza Ltd
Barrington Park-REO, L.P. (TX)
Basswood Manor Ltd Partnership (TX)
Bayhead Village Associates, L.P. (IN)
Bayview Hunters Point Apartments (DC)
Baywood Apartments Ltd (AL)
Baywood Partners. Ltd (AL)
Beach-Oxford Associates Limited Partnership (MD)
Beautiful Village Redevelopment Company Limited Partnership (NY)
Beaux Gardens Associates, LTD.
Bedford House Limited Partnership
Bellerive Associates Limited
Bellmire LP
Benjamin Banneker Plaza Associates
Bennington Square Associates, L.P. (TX)
Bensalem Gardens Associates Ltd
Bent Tree III Corporation (MD)
Bent Tree III-Oxford Associates Limited Partnership (MD)
Bent Tree II-Oxford Associates Limited Partnership (IN)
Bent Tree VI Corporation (MD)
Bent Tree-Oxford Associates Limited Partnership (IN)
Berkeley Gardens Limited Partnership
Berkley Ltd Partnership (VA)
Bethel Columbus Corporation (MD)
Bethel Columbus-Oxford Associates Limited Partnership (MD)
Bethlehem Development Company
Beverly Apartments Assoc., LP
Beville-Island Club Apartments Partners, L.P. (DE)
Beville-Oxford Limited Partnership (MD)
Bexley House GP, L.L.C. (SC)
Bexley House, LP (DE)
Big Walnut, L.P. (DE)
Birchfield Associates
Biscayne Apartments Associates, Ltd. (FL)
Blackhawk Hills Associates

Blakewood Apartments Associates
Blakewood Properties Assoc.
Blanchard Apts
Bloomsburg Elderly Associates
Blue Ash-Oxford Associates Limited Partnership (MD)
Bluefield Associates
Bluff Estate II
Bluff Estates Limited
Blvd. I Housing Corp. (NY)
Boynton Overlook-Oxford Associates (IN)
Boynton Sandpiper Limited Partnership (FL)
Braesview Partnership (TX)
Brampton Associates Limited Partnership (CT)
Brampton Corp. (CT)
Branchwood Towers Ltd Partnership (MD)
Brandemere-REO, L.P. (TX)
Brandermill-Oxford Limited Partnership (MD)
Brandon Lake, Ltd. (FL)
Brandon-Oxford Associates Limited Partnership (MD)
Brentwood Manor, Ltd.
Briar Bay Apartments Associates, Ltd. (TX)
Briarcliffe-Oxford Associates Limited Partnership (MI)
Briarwood Apartments (AR)
Briarwood Member, Inc. (DE)
Bridgewater Partners, Ltd. (TX)
Brighton Crest LP (SC)
Brighton GP, L.L.C. (SC)
Brighton Meadows Associates (IN)
Brightwood Ltd Partnership (VA)
Brightwood Manor Associates
Brinton Manor No. 1 Associates
Brinton Towers Associates
Brittany Point AP VIII, LP (SC)
Broad River Properties, L.L.C. (DE)
Broadleaf Manor Associates (NV)
Broadmoor Apt. Assoc. (SC)
Broadway Associates
Broadway Glenn Associates
Broadway Plaza Associates
Brook Run Associates, L. P. (IL)
Brookdale Lakes Partnership (IL)
Brookside Apartments Associates
Brookview Apartments Co Ltd (AL)
Brunswick Village Limited Partnership (NJ)
Buccaneer Trace, Limited Partnership (SC)
Buckannon Manor Associates
Buckingham Apartments Limited Partnership
Buckingham Hall Associates Ltd Partnership (NY)
Buena Vista Apartments ltd (OK)
Buena Vista Rehabilitation Associates, LTD. (FL)
Buffalo Village Associates (NY)

Bulldogger Housing Associates (OK)
Burgundy Court Associates, L.P. (DE)
Burke II-Oxford Associates (VA)
Burke-Oxford Associates (VA)
Burnsville Apartments Limited Partnership (MN)
Burnt Oaks Ltd
Butternut Creek Associates Limited Dividend Housing Association (MI)
Cabell Associates of Lakeview (VA)
California Square II Limited Partnership (KY)
California Square Limited Partnership (KY)
Calmark Heritage Park II, Limited Partnership
Calmark Heritage Park III, L.P. (CA)
Calmark Heritage Park, L.P. (CA)
Calmark Investors, a California Limited Partnership
Calmark MRA Limited Partnership
Calmark/Fort Collins, Inc. (CA)
Calmark/Fort Collins, Ltd.
Calvert City LP
Calverton Associates Limited Partnership (MD)
Calverton Construction Co. Limited Partnership (MD)
Camarillo - Rosewood Associates Limited Partnership
Cambridge Heights Apartments Ltd (MS)
Cambridge Manor Corporation (CT)
Cameron/OA Corporation (MD)
Cameron-Oxford Associates II, L.P. (IN)
Cameron-Oxford Associates, L.P. (IN)
Cameron-Oxford Corporation (MD)
Campbell Heights Associates (DC)
Canterbury Gardens Associates Ltd Partnership (MI)
Canterbury Services, LLC (DE)
Canyon Terrace Inc. (DE)
Cape Cod Partnership (TX)
Capital Commercial, Inc. (MD)
Capital Heights Associates
Capital Park Limited Partnership (OH)
Cardinal Woods Apts. Ltd (CA)
Carolina Associates Limited
Caroline Arms Limited Partnership (FL)
Caroline Associates I Ltd Partnership
Carpenter-Oxford Associates II Limited Partnership (MD)
Carpenter-Oxford, L.L.C. (MD)
Carriage AP X Ltd
Carriage AP X, Inc. (MI)
Carriage House Apartments Limited Partnership (VA)
Carrollwood Lakeside North Partners, LTD (FL)
Carter Associates Ltd Partnership
Casa de las Hermanitas Limited Partnership
Casa del Mar Associates Limited Partnership (FL)
Casa del Mar, Inc. (FL)
Cascade Associates, Ltd
Cascadian Apartments (WA)

Casden Glendon Member LLC
Casden HillCreste Apartments LLC
Casden Park La Brea A LLC
Casden Park La Brea B LLC
Casden Westwood QRS, Inc.
Casselberry Investors, L.L.C. (MD)
Casselberry-Oxford Associates Limited Partnership (MD)
Castle Park Associates Limited Partnership
Castle Rock Joint Venture (TX)
Castlewood Associates, L.P.
Catawba Club Associates, L.P. (DE)
Catwil Liquidating Trust
Cayuga Village Associates (NY)
CB Associates (FL)
CB L-2 B Associates (FL)
CB L-2 C Associates (FL)
CC Office Associates
CCIP Indian Creek Village, L.L.C. (DE)
CCIP Knolls, L.L.C. (DE)
CCIP Loft, L.L.C. (DE)
CCIP Palm Lake, L.L.C. (DE)
CCIP Plantation Gardens, L.L.C. (DE)
CCIP Regency Oaks, L.L.C. (DE)
CCIP Silverado, L.L.C. (DE)
CCIP Silverado, L.P. (DE)
CCIP Society Park East, L.L.C. (DE)
CCIP Society Park, L.L.C. (DE)
CCIP Sterling, L.L.C. (DE)
CCIP Sterling, L.P. (PA)
CCIP Tates Creek Village, L.L.C. (DE)
CCIP/2 Canyon Crest, L.L.C. (DE)
CCIP/2 Highcrest, L.L.C. (DE)
CCIP/2 Windemere, L.L.C.
CCIP/2 Windemere, L.P.
CCP IV Associates Ltd. (TX)
CCP VI Springdale GP, LLC (SC)
CCP/III Village Green GP, Inc. (SC)
CCP/IV Apartments GP, LLC (SC)
CCP/IV Briar Bay GP, Inc. (SC)
CCP/IV Citadel GP, LLC (SC)
CCP/IV Nob Hill GP, LLC (SC)
CCP/IV Residential GP, LLC (SC)
Cedar Creek Partners, Ltd.
Cedar Creek Partners, Ltd.
Cedar Creek Partners, Ltd. (AL)
Cedar Tree Investors, Limited Partnership (KS)
Cedar Tree, L.L.C. (KS)
Centennial/Ft. Wayne Associates, L.P.
Center City Associates
Center Square Associates
Central Court Limited Partnership (SC)

Central Park Towers (KS)
Central Park Towers II (KS)
Central Woodlawn LP
Central Woodlawn Rehabilitation Joint Venture
Century 23 Sunnymead, L.P. (CA)
Century Hill Creste Apartment Investors, L.P. (CA)
Century Lakeside Place, L.P. (TX)
Century Pension Income Fund XXIII, A California Limited Partnership (CA)
Century Pension Income Fund XXIV, A California Limited Partnership
Century Properties Fund XI (CA)
Century Properties Fund XIV (CA)
Century Properties Fund XIV (CA)
Century Properties Fund XV (CA)
Century Properties Fund XVI (CA)
Century Properties Fund XVII (CA)
Century Properties Fund XVIII (CA)
Century Properties Fund XX (CA)
Century Properties Growth Fund XXII (CA)
Century St. Charleston, L.P. (NV)
Century Stoney Greens, Inc. (CA)
Century Stoney Greens, L.P. (CA)
Century Sun River, L.P. (AZ)
Century Torrey Pines, L.P. (NV)
CHA Properties, Inc. (DE)
Chantilly Partners Limited Partnership (VA)
Chapel Hill, Limited Partnership (DE)
Chapel Housing Ltd Partnership (MD)
Charleston-Oxford Associates Limited Partnership (MD)
Charney Associates Ltd Partnership (WA)
Chateau Gardens L.P. (CA)
Cheek Road Ltd Partnership
Chelsea Place Limited Partnership (TN)
Chesapeake-Oxford County Associates, A Maryland Limited Partnership (MD)
Cheseapeake Landing Apartments Partners, L.P.
Chesterfield Housing Associates (SC)
Chestnut Hill Associates Limited Partnership (DE)
Cheswick-Oxford Associates, L.P. (IN)
Cheyenne Woods GP LP
Cheyenne Woods LLC (SC)
Cheyenne Woods United Investors LP
Chickasaw-Oxford Associates Limited Partnership (MD)
Chidester Place Limited Dividend Housing Association
Childress Manor Associates
Chimney Ridge, LP
Chimneytop-Oxford Associates L.P. (IN)
Christopher Court Housing Company Limited Partnership (NY)
Church Street Associates (IL)
Churchview Gardens Ltd Partnership
Cider Mills Associates
Cincinnati Corporation (MD)
Cincinnati-Oxford Associates Limited Partnership (MD)

Citrus Park Associates Ltd
City Heights Development Company
City Line Associates
Civic Tower Associates, LTD. (FL)
Clay Courts Associates Ltd Partnership (MD)
Clayton Associates Limited (WA)
Clear Lake Land Partners, Ltd. (TX)
Clinton Manor, L.P.1
Clover Ridge East Ltd Partnership
Cloverlane Four Corporation (MD)
Cloverlane Four-Oxford Limited Partnership (MD)
Cloverlane III Corporation (MD)
Cloverlane III-Oxford Associates Limited Partnership (MD)
Club Apartments Associates
C-O Corporation (MD)
Coachlight Apartments Co.
Coastal Commons Limited Partnership (SC)
Coatsville Towers
Cobble Creek, LLC
Colchester Stage II Company (MI)
Cold Harbor Limited Partnership (VA)
College Heights Ltd Partnership
College Park Associates
College Park Associates Ltd Partnership
College Trace Apartments Ltd (FL)
Colonel I-Oxford Limited Partnership (MD)
Colonial Terrace I Associates (GA)
Colonial Terrace II Associates (GA)
Colony Apartments Company Ltd (AL)
Colony House Apartments Ltd (CA)
Colony of Springdale Associates, Ltd. (TX)
Colony of Springdale Properties, Inc. (TX)
Colony-REO, L.P. (TX)
Columbus Associates, Ltd. (TN)
Columbus Court LP (SC)
Columbus III-Oxford Associates Limited Partnership (MD)
Columbus Square Associates I Ltd Partnership
Columbus Square Associates II Ltd Partnership (MD)
Combined Properties Ltd
Commencement Terrace Associates (WA)
Community Circle II Ltd (OH)
Community Developers Of High Point Limited Partnership (NC)
Community Developers Of Princeville Ltd Partnership
ConCap CCP/IV River's Edge Properties, Inc. (TX)
ConCap CCP/IV Stratford Place Properties, Inc. (TX)
ConCap Citadel Associates, Ltd.
ConCap Equities, Inc. (DE)
ConCap Holdings, Inc. (TX)
ConCap River's Edge Associates, Ltd. (TX)
ConCap Stratford Associates, Ltd. (TX)
ConCap Village Green Associates, Ltd. (TX)

Concord Houses Associates (MD)
Congress Management Company Limited Partnership (MA)
Congress Park Associates II Ltd Partnership
Congress Park Associates Ltd Partnership
Congress Realty Companies Limited Partnership (MA)
Congress Realty Corp. (MA)
Conifer Bedford 116, A Limited Partnership
Conifer Medford (P.R.)
Conifer Wenatchee Apartments (WA)
Connecticut Colony Associates (GA)
Consolidated Capital Equity Partners / Two, L.P. (CA)
Consolidated Capital Equity Partners, L.P. (CA)
Consolidated Capital Growth Fund (CA)
Consolidated Capital Institutional Properties (CA)
Consolidated Capital Institutional Properties/2 (CA)
Consolidated Capital Institutional Properties/3 (CA)
Consolidated Capital Properties III (CA)
Consolidated Capital Properties IV (CA)
Consolidated Capital Properties V (CA)
Consolidated Capital Properties VI (CA)
Continental Apartments (MI)
Continental Plaza Associates Limited Partnership (IL)
Continental Plaza Limited Partnership (IL)
Cooper River Properties, L.L.C. (DE)
Cooper's Pointe CPGF 22, LP (DE)
Copper Chase Associates (IL)
Copper Chase Partners (IL)
Copper Mill CPGF 22, LP (DE)
Copperfield Partners, Ltd. (TX)
Copperwood II Ltd Partnership (TX)
Copperwood Ltd Partnership (TX)
Coral Palm Plaza Joint Venture
Corinth Square Assocs.
Cottonwood Apartments (CA)
Couch-Oxford Associates Limited Partnership (MD)
Couch-Oxford, L.L.C. (MD)
Country Lakes Associates Two Limited Partnership (IL)
Country Villa Associates (CT)
Countrybrook Associates (OH)
Countrybrook-Oxford Associates (IL)
Courtyard-Oxford Associates, L.P. (IN)
Coventry Square Partners, a Texas Limited Partnership (TX)
Covington Pike Associates
CPF 16 Landings GP, Inc. (SC)
CPF 16 Woods of Inverness GP, L.L.C. (SC)
CPF 16 Woods of Inverness, LLC
CPF Misty Woods GP, L.L.C. (SC)
CPF XIV/St. Charleston, Inc. (NV)
CPF XIV/Sun River, Inc. (AZ)
CPF XIV/Torrey Pines, Inc. (NV)
CPF XV/Lakeside Place, Inc. (TX)

CPGF 22 Cooper's Pointe GP, L.L.C. (SC)
CPGF 22 Copper Mill GP, L.L.C. (SC)
CPGF 22 Four Winds GP, L.L.C. (SC)
CPGF 22 Hampton Greens GP, L.L.C.
CPGF 22 Hampton Greens, L.L.C. (SC)
CPGF 22 Plantation Creek GP, L.L.C.
CPGF 22 Stoney Creek GP, L.L.C. (SC)
CPGF 22 Wood Creek GP, L.L.C. (SC)
CRA Investors, Ltd. (TX)
Cragin Service Corporation (IL)
CRC Congress Realty Corp. (MA)
CRC Scotch Corp. (MA)
Creekside Gardens Investment Company
Creekside Inc. (DE)
Creekside Industrial Associates (CA)
Creekside Industrial Associates, Inc. (NY)
Creekside Investment Company (ID)
Creekside Partners (NY)
Creekview Associates
Crestview Apartments Company (WA)
Crosland Housing Associates (SC)
Cross Creek Limited Partnership (GA)
Crows Nest Partners, Ltd. (TX)
CRPTEX, Inc. (TX)
Cumberland Apartments
Cumberland Court Associates
Cutler Canal Associates, Ltd. (FL)
Cutler Canal II Associates, Ltd.
Cutler Canal III Associates, Ltd.
Cypress Housing Associates Ltd (WA)
Cypress Landing Associates (IL)
Cypress Landing Limited Partnership (IL)
Dallas Glen Oaks Associates, L.P.
Dallas-Oxford Associates, Limited Partnership (MD)
Damen Court Associates
Daniel Lake Apts. Ltd (MS)
Darby Townhouses Associates (PA)
Darby Townhouses Preservation General Partner, L.L.C. (DE)
Darby Townhouses Preservation, L.P. (PA)
Darby Townhouses, L.P. (PA)
Darbytown Development Associates LP (VA)
Davidson Diversified Properties, Inc. (TN)
Davidson Diversified Real Estate I, L.P. (DE)
Davidson Diversified Real Estate II, L.P. (DE)
Davidson Diversified Real Estate Investors III GP, L.P. (DE)
Davidson Diversified Real Estate Investors III, L.P. (DE)
Davidson GP, L.L.C. (SC)
Davidson Growth Plus GP Corporation (DE)
Davidson Growth Plus GP Limited Partnership (DE)
Davidson Growth Plus, L.P. (DE)
Davidson III GP Limited Partnership

Davidson Income GP Limited Partnership (DE)
Davidson Income Real Estate, L.P. (DE)
Davidson IRE Associates, L.P. (SC)
Davidson Properties, Inc. (TN)
Dawson Springs Ltd.
DAYCO I Corporation (MD)
Dayton III Corporation (MD)
Dayton III-Oxford Associates Limited Partnership(MD)
Dayton IV-Oxford Limited Partnership (MD)
Daytona Village, Ltd (OH)
DBI Parker House Limited Partnership (MD)
DBL Airport Valley, L.P.
DBL Properties Corporation (NY)
Decatur Arms, Limited Partnership (NV)
Decatur Meadows Housing Partners, Ltd (MS)
Deer Grove Associates
Deercross-Oxford Associates, L.P. (IN)
Deerfield Apartments, L.L.C. 2
Deerfield Beach Associates, LTD.
DEK Associates
Delcar T Ltd Partnership (TX)
Delcar-S Ltd (TX)
Delhaven Manor, Ltd.
Delta Associates, Ltd (WA)
Delta Park Investment Company (UT)
Delta Square-Oxford Limited Partnership (MD)
Delta Square-Oxford, L.L.C. (MD)
Denny Place Limited Partnership
Deshler Apartment Associates (NY)
Desoto Estates, LP
Dewitt Clinton Associates
DFW Apartment Investors Limited Partnership (DE)
DFW Residential Investors Limited Partnership (DE)
DGP, GP, L.P.
Diakonia Associates
DIP Limited Partnership (VA)
DIP Limited Partnership II (VA)
DIP Limited Partnership III (VA)
Discovery Limited Partnership (MA)
Diversified Equities, L.P.
Dixie Apartments Associates, LTD. (FL)
D-O Associates, L.L.C. (MD)
D-O Corporation (MD)
Doral Garden Associates (PA)
Dorchester Place Apartments
Downing Apartments (OK)
Doyle Associates Limited Dividend Housing Association (MI)
Drexel Burnham Lambert Real Estate Associates (NY)
Drexel Burnham Lambert Real Estate Associates II Limited Partnership (NY)
Drexel Burnham Lambert Real Estate Associates III (NY)
Drexel Chandler Land Limited Partnership (AZ)

Drexel Orlando Land Limited Partnership (FL)
Druid Hills Apartments, LP
Duke Manor Associates
Dunlop Tobacco Associates Limited Partnership (MD)
Duquesne Associates No. 1
Dutton Partners
Dutton-Oxford Limited Partnership (MD)
Eagle's Nest Partnership (TX)
East Central Towers Associates Limited Partnership
East Hampton Ltd Partnership (GA)
East Haven Real Estate Associates Limited Partnership
East Windsor 255 Limited Partnership (DE)
East Windsor 255, Inc. (DE)
Eastcourt Village Partners (IL)
Eastgate Apartments (IA)
Eastgreen, Ltd. (TN)
Easton Terrace I Associates Ltd Partnership (TX)
Easton Terrace II Associates Ltd Partnership (TX)
Eastridge Apartments (PA)
Eco Village, Ltd (OH)
Eden-Oxford Associates Limited Partnership (MD)
Edgewood Apartments Associates
Edgewood Associates (WA)
Edgewood Housing Associates
Edgewood II Associates (GA)
Edgewood, Ltd. (AZ)
Edmond Estates Limited Partnership (AL)
Eighth Springhill Lake Limited Partnership (MD)
El Cazador Ltd.
El Coronado Apts, Ltd (TX)
Elderly Housing Associates Limited Partnership (MD)
Elkhart Town & Country Apartments Limited Partnership (IN)
Elm Creek Limited Partnership (IL)
Elms Common Associates (CT)
Emory Grove Associates, L.P. (MD)
Emory Grove Limited Partnership (MD)
English Manor Joint Venture (TX)
English Manor Partners (TX)
Esbro Limited Partnership (AZ)
Eustis Apartments Ltd (FL)
Everest Investors 5, L.L.C. (CA)
Everett Square Plaza
Evergreen Club Corporation (MA)
Evergreen Club Limited Partnership (MA)
Evergreen Property Ltd
Factory Merchants AIP IV LP (SC)
Fairburn and Gordon Associates II Limited Partnership (GA)
Fairburn and Gordon Associates Limited Partnership (GA)
Fairfax Associates (VA)
Fairfield One-Oxford Limited Partnership(MD)
Fairmeadows Limited Partnership (TX)

Fairmont #1 Ltd Partnership (DC)
Fairmont #2 Ltd Partnership (DC)
Fairview Gardens LP
Fairview Homes Associates (NJ)
Fairwind Associates, Ltd
Fairwood Associates
Farmingdale-Oxford Associates (IL)
Fayette-Oxford Associates Limited Partnership (MD)
Fayette-Oxford Corporation (MD)
Federal Square Village Ltd Partnership (CO)
Fernando Associates, LTD. (FL)
Ferncliff Limited Partnership
Fernwood Ltd.
Field Associates (RI)
Fifth Springhill Lake Limited Partnership (MD)
Fifty-One North High Street LP (SC)
First Alexandria Associates (VA)
First Springhill Lake Limited Partnership (MD)
First Winthrop Corporation (DE)
Fish Creek Plaza, Ltd (OH)
Fisherman's Landing Apartments Limited Partnership (FL)
Fisherman's Village-Oxford Associates, L.P. (IN)
Fisherman's Wharf Partners, a Texas Limited Partnership (TX)
Fishwind Corporation (MD)
Five (5) Mile Ltd
Flatbush Nsa Associates Ltd Partnership (NY)
Fleetwood Village Apartments
Florence Gardens Development Co., Limited Partnership
Florida House-Oxford Associates (IL)
FMI Limited Partnership (PA)
Fondren Court Partners, Ltd. (TX)
Foothill Chimney Associates Limited Partnership (GA)
Foothill Gardens Limited Partnership, a California limited partnership
Forest Apartments Associates (OH)
Forest Gardens Associates, A Maryland Limited Partnership (MD)
Forest Green Limited Partnership (FL)
Forest Park South Ltd (FL)
Forrester Gardens Ltd (AL)
Forst Park Elderly Associates Ltd Partnership
Fort Carson Associates Ltd Partnership (CO)
Fort Collins Company Ltd., a California limited partnership (CA)
Fort Vancouver Terrace (WA)
Fountain Place-Oxford Associates, L.P. (IN)
Four Quarters Habitat Apartments Associates, Ltd. (FL)
Four Winds CPGF 22, LP (DE)
Fourth Springhill Lake Limited Partnership (MD)
Fox Associates '84
Fox Capital Management Corporation (CA)
Fox Growth Partners (CA)
Fox Partners (CA)
Fox Partners II (CA)

Fox Partners III (CA)
Fox Partners IV (CA)
Fox Partners IX (CA)
Fox Partners IX (CA)
Fox Partners V (CA)
Fox Partners VI (CA)
Fox Partners VII (CA)
Fox Partners VIII (CA)
Fox Realty Investors (CA)
Fox Realty Partners '77, Ltd. (CA)
Fox Run AP XI GP, L.P. (SC)
Fox Run AP XI LP (SC)
Fox Run Apartments, Ltd.
Fox Run Associates Limited
Fox Strategic Housing Income Partners (CA)
Fox Strategic Housing Income Partners, Inc. (CA)
Fox Valley Two-Oxford Limited Partnership (MD)
Fox Valley-Oxford Limited Partnership (MD)
Foxfire Apts. V LP (SC)
Foxfire Associates, a South Carolina Limited Partnership (SC)
Foxfire Limited Dividend Housing Association (MI)
Foxwood II-REO, L.P.1
Franklin Chandler Associates (PA)
Franklin Chapel Hill Associates (PA)
Franklin Eagle Rock Associates (PA)
Franklin Housing Associates (PA)
Franklin Huntsville Associates (PA)
Franklin Mountain Run Associates Liquidating Trust (PA)
Franklin New York Avenue Associates (PA)
Franklin Park Ltd Partnership (PA)
Franklin Partnership Liquidating Trust (PA)
Franklin Pheasant Ridge Associates (PA)
Franklin Pine Ridge Associates (PA)
Franklin Ridgewood Associates (PA)
Franklin Square School Associates Limited Partnership (PA)
Franklin Victoria Associates I (TX)
Franklin Woods Associates (PA)
Franklin Woods Ltd (OH)
Frazier Park Apartments Limited Partnership
Fredericksburg-Oxford Associates Limited Partnership (MD)
Freeland Associates, Ltd.
Freeman Equities, L.P.
Fremont Investment Company
Friendset Housing Co Ltd Partnership (NY)
Friendship Court, LP
Frio Housing Ltd Partnership
FRP Limited Partnership (PA)
G.P. Municipal Holdings, LLC (DE)
G.V. II Limited Partnership
Gadsden Towers, Ltd.
Galion Limited Partnership

Galleria Office Partners, Ltd. (TX)
Galleria Park Associates Limited Partnership (MA)
Garden Court Associates (CA)
Gardenview-Oxford Associates (MI)
Garfield Hills Associates (DC)
Gary Manor Assoc. Limited Partnership
Gate Manor Apartments Ltd (TN)
Gates Mills I Limited Partnership
Gateway Village Associates
Gateway-Oxford Associates Limited Partnership (MD)
Genesee Gardens Associates Ltd Partnership (NY)
Georgetown AIP II, L.P. (SC)
Georgetown of Columbus Associates, L.P. (DE)
GHI II Big River Associates
Gladys Hampton Homes Associates Ltd Partnership (NY)
Glen Hollow Limited Partnership (IL)
Glenbrook Corporation (MA)
Glenbrook Limited Partnership (MA)
Glendale Terrace LP
Glenn Acres Associates
Glenoaks Townhomes Limited Partnership
Glenwood-Oxford Housing Association (IN)
Golden Apartments I (NV)
Golden Apartments II (NV)
Goler Metropolitan Apartments (NC)
Goose Hollow Village Limited (OR)
Gotham Apartments, Ltd. (MO)
Governors Associates, L.P.
Governor's Park Apartments VII Limited Partnership (SC)
GP Real Estate Services II Inc. (DE)
GP Services II, Inc. (SC)
GP Services II-B, Inc. (DE)
GP Services III, Inc. (DE)
GP Services IV, Inc. (SC)
GP Services IX, Inc. (SC)
GP Services V, Inc. (SC)
GP Services VI, Inc. (SC)
GP Services VIII, Inc. (SC)
GP Services XI, Inc. (SC)
GP Services XII, Inc. (SC)
GP Services XIII, Inc. (SC)
GP Services XIV, Inc. (SC)
GP Services XIX, Inc. (SC)
GP Services XV, Inc. (SC)
GP Services XVI, Inc. (SC)
GP Services XVII, Inc. (SC)
GP Services XVIII, Inc. (SC)
Granada AIP 6 Ltd
Granada AIPL 6, Inc. (TX)

Grand Glaize Associates
Grandland Realty Associates (GA)
Grandview Apartments (AR)
Grandview Homes Limited Partnership
Granite Properties Limited Partnership
Great Southwest GP, L.L.C (SC)
Great Southwest Industrial, L.P. (SC)
Greater Hartford Associates (CT)
Greater Mount Calvary Terrace, Ltd. (GA)
Greater Richmond Community Development Corp. #1 & Associates
Greater Richmond Community Development Corp. #2 & Associates
Green Acres Apartments Limited
Green Mountain Manor Ltd Partnership (CO)
Green Village Associates
Greenbriar Manor, Ltd. (TX)
Greenbriar-Oxford Associates, L.P. (IN)
Greene Valley Associates
Greenfair Tower II (CA)
Greenfair-ABC California Corporation (CA)
Greenfair-DCW Ltd (CA)
Greenfair-Tower II Cal Ltd (CA)
Greenfield Apartments Limited Partnership
Greenfield Limited Partnership
Greenfield North Apartments Ltd Partnership
Greensboro-Oxford Associates Limited Partnership (MD)
Greensburg Associates, Ltd
Greenspring-Oxford Associates (MD)
Greentree Associates (IL)
Greenville Arms, LP
Greenville-Oxford Associates Limited Partnership (MD)
Greenwood Acres
Greenwood Villa Apts Ltd
Griffith Limited Partnership (CA)
Grosvenor House Associates Limited Partnership (MD)
Grove Park Villas, Ltd (FL)
Growth Hotel Investors (CA)
Growth Hotel Investors Combined Fund #12
Growth Hotel Investors II (CA)
GSSW-REO Confederate Ridge, L.P. (MS)
GSSW-REO Dallas, L.P. (TX)
GSSW-REO Limited Partnership II (SC)
GSSW-REO Pebblecreek, L.P. (TX)
GSSW-REO Providence Place, L.P. (TX)
GSSW-REO Timberline, L.P. (TX)
GSSW-Woods on the Fairway, L.P. (TX)
Gulf Coast Holdings Ltd
Gulf Coast Partners, Ltd. (AL)
Gulfgate Partners, Ltd. (TX)
Gulfport Apts. Ltd.
Gulfway Limited Partnership (TX)

GW Carver Ltd (FL)
Gwynedd Partners Limited Partnership (PA)
Haili Associates
Haines Associates Ltd Partnership (WA)
Hainlin Mills Apt. Assoc., Ltd. (FL)
Halls Mill Ltd.
Hamlet Manor Limited Partnership
Hamlet Manor, Ltd.
Hamlin Estates Limited Partnership
Hampton Greens CPGF 22, LP (DE)
Hampton Hill Partners, a Texas Limited Partnership(TX)
Hampton Hills Associates
Hampton/GHI Associates No. 12
Hampton/GHI Associates No. 22
Harbor Court Associates, LTD.1
Harbor Landing AP XI, LP (SC)
Harlan Associates Limited
Harold Apartment (Aprs) Associates
Harold House Limited Partnership (FL)
Harris Park Ltd Partnership (NY)
Hastings Green Partners, Ltd. (TX)
Hastings Place Partners, a Texas Limited Partnership (TX)
Hatillo Housing Associates
Hattiesburg Ltd.
Hawthorne Plaza Associates
Haynes House Associates
HC/OAC, L.L.C. (MD)
HCW General Partners, Ltd. (TX)
HCW Pension Real Estate Fund Limited Partnership (MA)
Heatherwood-REO, L.P. (TX)
Heights Associates Ltd Partnership (NY)
Hemet Estates Limited Partnership
Hemingway Housing Associates Ltd Partnership (SC)
Henrietta-Oxford Associates, A Maryland Limited Partnership (MD)
Heritage Park II Inc. (DE)
Heritage Park Inc. (DE)
Heritage Park Investors, Inc. (CA)
Heritage Park/MRA, Inc. (CA)
Heritage Square, Ltd.
Heritage Village Limited Partnership (CT)
HHP, L.P. (DE)
Hi View Gardens Development Company
Hibben Ferry I Apartment Partners, L.P. (DE)
Hibben Ferry Recreation Inc. (SC)
Hickory Heights Apartments, LP
Hickory Ridge Associates, Ltd. (FL)
Highland Park Partners (IL)
Highlands Village II Ltd (FL)
Highlawn Place Limited Partnership
Highridge Associates, L.P. (DE)
Hillcrest Green Apartments Ltd

HillCreste Properties Inc. (DE)
Hillsborough-Oxford Associates Limited Partnership (MD)
Hillsdale Associates Limited Dividend Housing Association
Hillside Village Associates
Hilltop Apartments Associates
Hilltop Apartments Phase I (MO)
Hilltop Apartments Phase II (MO)
Hilltop Limited Partnership (NC)
Hinton House Associates
Historic Properties, Inc. (DE)
HMI Property Management (Arizona) Inc.
HMI Property Management Inc.
Holbrook Enterprises, Inc. (IL)
Holiday Acres Apts
Holiday Acres Associates
Holliday Associates Limited Partnership (DC)
Hollidaysburg Limited Partnership (PA)
Hollows Associates Ltd Partnership (NY)
Holly Court, LP
Holly Point Associates
Hollywood Gardens (DC)
HomeCorp Investments, Ltd. (AL)
Home-Oxford Associates Limited Partnership (MD)
Home-Oxford Corporation (MD)
Homestead Apartments Associates II, Ltd.1
Homestead Apartments Associates, Ltd.1
Homestead III Associates, Ltd.1
Hospitality Inns Jacksonville Ltd II (FL)
Hospitality Inns Pensacola, Ltd. II2
Hospitality Inns Pensacola, Ltd.2
Hospitality Partners II (CA)
Hospitality Pensacola Partners, Ltd. (CA)
Housing Assistance of Mt. Dora Ltd (FL)
Housing Assistance of Orange City Ltd (FL)
Housing Assistance of Sebring Ltd (FL)
Housing Assistance of Vero Beach Ltd (FL)
Housing Programs Corp. II (DE)
Housing Programs Ltd. (CA)
Houston Aristocrat Apartments Ltd Partnership (TX)
Houston Pines, a California Limited Partnership (CA)
HPI, Ltd. (Bermuda)
HRH Properties, Ltd.
Hudson Street Apartments, LP
Hudson Terrace Associates Ltd Partnership (NY)
Hugo Plaza Apartments Ltd.
Hunt Club Associates, Ltd. (TX)
Hunt Club Partners, L.L.C. (MD)
Hunt Club/Saddlebrook, L.L.C.(MD)
Hunter's Glen (Phase I) AP XII LP (SC)
Hunter's Glen AP XII LP (SC)
Hunter's Glen Phase I GP, LLC (SC)

Hunter's Glen Phase V GP, LLC (SC)
Hunters Run Partners Ltd. (GA)
Hunters Run Properties Corporation (GA)
Hurbell I Limited Partnership (NC)
Hurbell II Limited Partnership (SC)
Hurbell III Ltd Partnership
Hurbell IV Limited Partnership
Hyattsville Housing Associates Limited Partnership
Hyattsville Properties Limited Partnership (MD)
Hyde Park Apts. (Apartments Limited)
IAP GP Corporation (DE)
IDA Tower
IFT Financing I (DE)
IH Inc. (DE)
Indian River Associates
Indian Valley I Limited Partnership
Indian Valley II Limited Partnership
Indian Valley III Limited Partnership
Indiana Mortgage & Investment Co., Inc. (IN)
Ingram Square Apartments Ltd (TX)
Insignia Related, Inc. (DE)
Insignia Related, L.P. (DE)
International House Ltd (NC)
International Plaza Associates, LTD
Intown West Associates Ltd Partnership (CT)
Investors First-Staged Equity, L.P. (DE)
Investors First-Staged Equity, L.P. II (DE)
IPGP, Inc. (DE)
IPLP Acquisition I, L.L.C. (DE)
IPLP Midrise, L.L.C. (DE)
IPT I LLC (DE)
Ironman Housing Association (OK)
ISLP Limited Partnership (DE)
ISTC Corporation (DE)
Ivanhoe Associates Limited Partnership (PA)
Ivanhoe Corporation (MA)
J.W. English Swiss Village Partners, Ltd. (TX)
J.W. English, Camelot Apartments (TX)
J.W. English, Fondren Court Partners (TX)
Jacaranda-Oxford Limited Partnership (MD)
Jacaranda-Oxford, L.L.C. (MD)
Jacques-Miller Associates (TN)
James-Oxford Limited Partnership (MD)
Jamestown Village Associates
Jardines De Mayaguez Associates
Jenny Lind Hall
Jersey Park Associates Ltd Partnership (VA)
JFK Associates
JMA Equities, L.P. (DE)
Johnson Court LP (SC)
Johnston Square Associates

Johnston Square Associates Limited Partnership (MD)
Johnstown/Consolidated Income Partners / 2 (CA)
Johnstown/Consolidated Income Partners, A California Limited Partnership (CA)
Jupiter - I, L.P. (DE)
Jupiter - II, L.P. (DE)
JVL 18 Associates Ltd Partnership Verified
JVL 19 Associates Ltd Partnership Verified
JVL Limited Partnership
JVL Sixteen Limited Partnership
Kalmia Apartments Limited Partnership
Kemar Townhouse Associates, L.P. (IN)
Kendall Court Associates, Ltd.
Kendall Townhome Investors, Ltd. (FL)
Kennedy Boulevard Associates
Kennedy Boulevard Associates I, L.P. (PA)
Kennedy Boulevard Associates II, L.P. (PA)
Kennedy Boulevard Associates III, L.P. (PA)
Kennedy Boulevard Associates IV, L.P. (PA)
Kennedy Boulevard I GP, LLC (SC)
Kennedy Boulevard I, Inc. (PA)
Kennedy Boulevard II GP, LLC (SC)
Kennedy Boulevard II, Inc. (PA)
Kennedy Boulevard III GP, LLC (SC)
Kennedy Boulevard III, Inc. (PA)
Kennedy Homes Limited Partnership (FL)
Kenneth Arms (CA)
Kenneth Court LP (SC)
Kenosha Gardens Associates (WI)
Kenton Development Company
Kenton Village Associates
Kenton Village Ltd (OH)
Kenton-Oxford Associates (IN)
Kenyon House Co (WA)
Kern Villa Limited Partnership
Kettering-Oxford Associates (MD)
Key Parkway West Associates (MD)
Kimberly Associates Limited Partnership (MD)
Kimberton Apartments Associates Limited Partnership
Kinard LP
King Bell Associates
King Towers Associates Limited Partnership
Kings Row Associates (NJ)
Kings-Oxford Associates Limited Partnership (MD)
Kingston Greene Associates Ltd (OH)
Kinsey-Oxford Associates (OH)
Kirkman-Oxford Associates Limited Partnership (MD)
Knollcrest Apartments Ltd Partnership
Kohler Gardens Apartments (CA)
Kona Plus Associates (Limited) (WA)
L.M. Associates
LA Broadcast Center GP LLC

LA Broadcast Center QRS Inc. (DE)
LA Canyon Terrace GP LLC
LA Canyon Terrace LP
LA Canyon Terrace QRS Inc. (DE)
LA Centinela GP LLC (DE)
LA Centinela LLC (DE)
LA Centinela QRS Inc. (DE)
La Colina Partners, Ltd. (CA)
La Colina Ranch Apartments Ltd. (TX)
LA Creekside GP, LLC
LA Creekside LP
LA Creekside QRS Inc. (DE)
LA Crescent Gardens GP LLC
LA Crescent Gardens LP
LA Crescent Gardens QRS Inc. (DE)
La Fontenay LP
LA Glendon LLC
LA Glendon Management, LLC
LA HillCreste GP LLC
LA HillCreste LP
LA HillCreste QRS Inc. (DE)
LA Indian Oaks GP LLC
LA Indian Oaks LP
LA Indian Oaks QRS Inc. (DE)
LA Lakes GP, LLC
LA Lakes LP
LA Lakes QRS Inc. (DE)
La Loma Associates Limited Partnership
LA Malibu Canyon GP LLC
LA Malibu Canyon LP
LA Malibu Canyon QRS Inc. (DE)
LA New Haven Plaza LP
LA Park La Brea C LLC
LA Park La Brea LLC
LA Topanga GP LLC
LA Topanga LP
LA Topanga QRS Inc. (DE)
La Vista Associates
LAC Properties GP I Limited Partnership
LAC Properties GP I LLC
LAC Properties GP II Limited Partnership
LAC Properties GP III Limited Partnership
LAC Properties Operating Partnership, LP
LAC Properties QRS II Inc. (DE)
LAC Properties QRS III Inc. (DE)
LAC Properties Sub LLC
Lafayette Manor Associates Ltd Partnership
Lafayette Square Associates
Lafayette Square, Ltd. (TN)
Lafayette Terrace Associates
Lafayette Towne Elderly, Ltd. (MO)

Lafayette Towne Family, Ltd. (MO)
Laing Village Ltd Partnership (SC)
LaJolla Partnership (TX)
Lake Avenue Associates, L.P. (OH)
Lake Avenue Offices Ltd (CA)
Lake Avenue Partners, Ltd (CA)
Lake Avenue Partners, Ltd. (CA)
Lake Crossing Limited Partnership (GA)
Lake Eden Associates, L.P. (DE)
Lake Forest Apartments (PA)
Lake June Village II Ltd (TX)
Lake June Village Ltd (TX)
Lake Meadows GP, L.L.C. (SC)
Lake Ridge-Oxford Associates Limited Partnership (MD)
Lake Towers Associates
Lake Wales Villas Ltd (FL)
Lakehaven Associates One (IL)
Lakehaven Associates Two (IL)
Lakehurst Apts I
Lakehurst II Ltd.
Lakeland East Limited Partnership (CT)
Lakeridge Associates, A California Limited Partnership (CA)
Lakeridge-Island Club Apartments Partners, L.P. (DE)
Lakeshore LP
Lakeside Investors, L.L.C. (MD)
Lakeside North, L.L.C. (MD)
Lakeside Villa Associates, Ltd.
Lakeview Arms Associates Lts Partnership (NY)
Lakeview Villas Ltd (FL)
Lakewood AOPL LP
Lakewood AOPL, Inc. (TX)
Lakewood Associates, L.P. (DE)
Landau Apartments Company, LP
Landings CPF 16, L.P. (DE)
Landmark Apts (Apartment) Associates (IL)
Landmark Associates, Ltd. (TN)
Lansing-Oxford Limited Partnership (MD)
Lantana-Oxford Associates Limited Partnership (MD)
Largo Partners, L.L.C. (MD)
Largo/OAC, L.L.C. (MD)
Las Americas Housing Associates (MA)
LaSalle Apartments, L.P. (DC)
Lassen Associates (DC)
Lauderdale Lakes Associates, Ltd.
Lauderdale Towers-REO, L.P. (TX)
Lauderhill Apartment Investors Limited Partnership
Laurel Gardens, a Partnership In Commendam
Laurel-Oxford Associates Limited Partnership (MD)
Laurens Villas, LP
Lawndale Square-REO, L.P. (TX)
Lazy Hollow Partners

Le Mans Apartments LP
Lee Hy Manor Associates Ltd Partnership (VA)
Leeco Co
Lee-Oxford Limited Partnership
Lemay Village Ltd (MO)
Lewisburg Associates (WV)
Lewisburg Elderly Associates (PA)
Lexington-Oxford Associates (IN)
Lima-Oxford Associates (IN)
Lincoln Mariners Associates Limited
Lincoln Oceanside Associates Limited Partnership
Lincoln Park Associates (CO)
Lincoln Place Apartments II, Inc. (CA)
Lincoln Place Apartments, Inc. (CA)
Lincoln Plummer Village Associates Limited Partnership
Lincoln Property Company No. 409, Ltd.
Lincoln Village Oregon, Ltd
Linden Court Associates Ltd Partnership (NY)
Linnaeus Hawthorne Associates
Linnaeus Lexington Associates
Lock Haven Elderly Associates
Lock Haven Gardens Associates
Locka Associates, LTD. (FL)-
Locust House Associates Limited Partnership
Lone Star Properties Limited (TX)
Long Beach/Wilmington Associates (WA)
Long Creek-Oxford Associates Limited Partnership (MD)
Long Meadow Apartments, LP
Longwood-Oxford Associates Limited Partnership (MD)
Longwood-Oxford Corporation (MD)
Loring Towers Apartments Limited Partnership (MN)
Loring Towers Associates (MA)
Los Angeles Lincoln Place Investors, Ltd (CA)
Loudoun House Ltd Partnership (VA)
Louisbourg Elderly Associates
Louisville Apartment Limited Partnership (TX)
Ludlam Gardens Apartments, LTD. (FL)
Lyncstar Integrated Communications LLC (CO)
Lynn-Oxford Associates Limited Partnership (MD)
M&P Development Co.
Madison Apts. Assocs.
Madison Park III Associates (MA)
Madison Park Properties Ltd (WA)
Madison River Properties, L.L.C. (DE)
Madison Terrace Associates
Madisonville, Ltd.
MAE California, Inc. (DE)
MAE Delta, Inc. (DE)
MAE Investments, Inc. (DE)
MAE Ventures, Inc. (DE)
MAE-JMA, Inc. (DE)

MAERIL, Inc. (DE)
MAE-SPI, L.P. (DE)
Magnolia State Partners, Ltd. (MS)
Maine Maintenance Corporation (DE)
Mallards of Wedgewood Limited (WA)
Mandarin Trace Apts Ltd (FL)
Manor Green Ltd (WA)
Manzanita Arms (CA)
Maple Hill Associates
Maple Park West Ltd Partnership (CO)
Marcella Manor Associates
Marinette Woods (Apartment) Apt Associates
Market Ventures, L.L.C. (DE)
Marten Manor Realty Associates (IN)
Massanutten Manor-Oxford Associates Limited Partnership (MD)
Mayer Beverly Park Limited Partnership
Mayer Canyon Terrace (CA)
Mayer Creekside (CA)
Mayer Management Inc.
Mayer Property Services Inc.
Mayer Warner Center Ltd. (CA)
Mayfair Manor Limited Partnership
MBRF Hunt Club GP, LLC (SC)
McColl Housing Associates (SC)
McCombs Pension Investment Fund, Ltd. (CA)
McCombs Realty Partners, L.P. (CA)
Meadow Lane LP (MI)
Meadow Wood Associates General Partnership
Meadowbrook Drive Limited Partnership (IL)
Meadowgreen Associates, LTD (FL)
Meadowood Townhouses I Limited Partnership
Meadowood Townhouses III Limited Partnership (MD)
Meadows Apartments Limited Partnership (NV)
Meadows East Apartments Limited Partnership
Meadows II Ltd
Meadows IV Ltd.
Meadows Limited Partnership (IL)
Meadows Partners IV, Ltd. (MS)
Meadows Partners, Ltd. (MS)
Melbourne-Oxford Associates Limited Partnership (MD)
Melbourne-Oxford Corporation (MD)
Menlo Limited Partnership (AZ)
Merced Commons (DC)
Merced Commons II (DC)
Meridian Meadows, L.L.C. (MD)
Meridian Meadows-Oxford Limited Partnership (MI)
Meridian-REO, L.P. (TX)
Merrifields Associates
Mesa Dunes GP, LLC (SC)
Mesa Dunes MHP LP (SC)
Mesa Ridge Partnership (TX)

MHO Partners Ltd (FL)
Miami Court Associates, LTD (FL)
Miami Elderly Associates Ltd Partnership (OH)
Middletown-Oxford Limited Partnership (MD)
Midpark Development Company (OH)
Midtown Plaza Associates (WA)
Midtown Plaza Associates, Ltd.
Mill Street Associates Ltd Partnership (IL)
Miller Village (Eastline Associates)
Milliken Apartments Company
Minneapolis Associates II Limited Partnership (MA)
Minneapolis Associates Limited Partnership
Minneapolis Business Park JV
Miramar Housing Associates Ltd Partnership
Misty Woods CPF 19, LP (DE)
Monaco Arms Associates I (FL)
Monaco Arms Associates II Ltd (FL)
Monmouth Associates Ltd Partnership (WA)
Monroe Corporation (MD)
Monroe-Oxford Associates Limited Partnership (MD)
Monroeville Development Corporation (MA)
Montblanc Gardens Apartments Associates (MA)
Montblanc Housing Associates (MA)
Montgomery Partners, Ltd. (CA)
Montgomery Realty Company - 84 (CA)
Montgomery Realty Company - 85 (CA)
Monument Street Ltd Partnership (MD)
Moral Gardens Associates
Morningside Housing Phase B (NY)
Morrisania Towers Housing Company Ltd Partnership (NY)
Morton Towers Apartments, L.P. (DE)
Moss Gardens Ltd, a Partnership in Commendam
Mount Clare-Oxford Associates, A Maryland Limited Partnership (MD)
Mountain Run, L.P. (DE)
MRR Ltd Partnership
Mt Pleasant Associates Limited Partnership (MA)
Mulberry Associates
Multi-Benefit Realty Fund 87-1, California Limited Partnerships (A) (CA)
Multi-Benefit Realty Fund 87-1, California Limited Partnerships (B) (CA)
Murphy-Blair Associates III, L.P. (MO)
Muske Ltd Partnership (MI)
Naples-Oxford Limited Partnership (MD)
Naples-Oxford, L.L.C. (MD)
Nashua-Oxford Bay Associates Limited Partnership (MD)
Natchez Ltd
Natick Associates
National Boston Lofts Associates, LLLP (CO)
National Corporate Tax Credit, Inc.
National Corporate Tax Credit, Inc. III
National Corporate Tax Credit, Inc. IV
National Corporate Tax Credit, Inc. VII

National Corporate Tax Credit, Inc. VIII
National Corporate Tax Credit, Inc. X
National Corporate Tax Credit, Inc. XI
National Corporate Tax Credit, Inc. XII
National Corporation for Housing Partnerships (DC)
National Housing Partnership Realty Fund I (MD)
National Housing Partnership Realty Fund III (MD)
National Housing Partnership Realty Fund IV
National Housing Partnership Realty Fund Two
National Partnership Investments Corp. (DE)
National Pinetree Limited Partnership (NC)
National Property Investors 4 (CA)
National Property Investors 5 (CA)
National Property Investors 6 (CA)
National Property Investors 7 (CA)
National Property Investors 8, a California Limited Partnership (CA)
National Property Investors III (CA)
National Property Investors, Inc. (DE)
National Tax Credit, Inc.
National Tax Credit, Inc. II
NCHP Development Corp.
Neighborhood Reinvestment Resources Corporation (IL)
New Baltimore Towers LP
New Castle-Oxford Associates (IN)
New Fairways LP
New Haven Associates Limited Partnership
New Hidden Acres, LP
New Horizons Associates, LTD.
New Lake Meadows, L.P. (SC)
New Shelter V LP (DE)
New Snowden Village I LP (DE)
New Timber Ridge GP, L.P. (DE)
New Timber Ridge, L.P. (DE)
New Vistas Apartments Associates (IL)
New Vistas Apartments Associates Phase II (IL)
New Wesley Highland Towers
New West 111th Street Housing Company Ltd Partnership (NY)
New West 111th Street Two Associates Ltd Partnership (NY)
Newark Ohio Townehouses Ltd
Newberry Arms, LP
Newington-Oxford Associates Limited Partnership (MD)
Newport-Oxford Associates Limited Partnership (MD)
Newton Hill Limited Partnership
NHP A&R Services, Inc. (VA)
NHP Acquisition Corporation (DE)
NHP Bayshore Associates L.P. (DE)
NHP Bayshore, L.P. (DE)
NHP Country Gardens, Inc. (VA)
NHP Country Gardens, L.P.
NHP Cranbrook Club Associates L.P.
NHP Cranbrook Club Limited Partnership (DE)

NHP Employee Limited Partnership (DC)
NHP Florida Management Company (FL)
NHP Hollymead Associates L.P. (DE)
NHP Hollymead L.P. (DE)
NHP Investment Partners I
NHP Kingston Associates L.P. (DE)
NHP Kingston L.P. (DE)
NHP Maintenance Services Company (VA)
NHP Management Company (DC)
NHP Mattapony, LP (DE)
NHP Mid-Atlantic Partners One Limited Partnership (DE)
NHP Mid-Atlantic Partners Three Limited Partnership (DE)
NHP Mid-Atlantic Partners Two Limited Partnership (DE)
NHP Multi-Family Capital Corporation (DC)
NHP Park Village Associates L.P.
NHP Park Village Limited Partnership
NHP Parkway Associates L.P.
NHP Parkway L.P.
NHP Partners Two Limited Partnership (DE)
NHP Pembroke Courts Associates L.P
NHP Pembroke Courts L.P (DE)
NHP Point West Associates '85
NHP Puerto Rico Management Company (DE)
NHP Ramblewood Associates L.P.
NHP Ramblewood L.P.
NHP Real Estate Corporation (DE)
NHP Real Estate Securities, Inc. (DC)
NHP Ridgewood Partners, L.P. (DE)
NHP Ridgewood, Inc. (DE)
NHP Southeast Partners, L.P. (DE)
NHP Tropical Gardens Associates L.P.
NHP Tropical Gardens Limited Partnership
NHP Villas Associates L.P.
NHP Villas Associates Two, L.P.
NHP Villas L.P.
NHP Windsor Crossing Associates, L.P.
NHP Windsor Crossing, L.P.
NHP Woodshire Associates L.P.
NHP Woodshire, L.P. (DE)
NHP/Congress Management Limited Partnership (VA)
NHP/HG Ten, L.P. (DE)
NHP/PRC Management Company LLC (DE)
NHP-HDV 21, Inc. (VA)
NHP-HDV Eight, Inc. (DE)
NHP-HDV Eighteen, Inc. (DE)
NHP-HDV Eleven, Inc. (DE)
NHP-HDV Four, Inc. (DE)
NHP-HDV Fourteen, Inc. (DE)
NHP-HDV Nine, Inc. (DE)
NHP-HDV Nineteen, Inc. (DE)

NHP-HDV Seven, Inc. (DE)
NHP-HDV Seventeen, Inc. (DE)
NHP-HDV Ten, Inc. (DE)
NHP-HDV Twelve, Inc. (DE)
NHP-HG Five, Inc. (VA)
NHP-HG Four, Inc. (VA)
NHP-HG III, Inc. (VA)
NHP-HG Six, Inc. (VA)
NHP-HG Twelve, Inc. (DE)
NHP-HG, Inc. (VA)
NHP-HS Five, Inc. (DE)
NHP-HS Six, Inc. (DE)
NHP-HS Three, Inc. (DE)
NHP-HS Two, Inc. (DE)
NHP-HS, Inc. (DE)
Nichols Townehomes Ltd (OH)
Ninth Springhill Lake Limited Partnership (MD)
Nob Hill Villa Apartments Associates, L.P. (TN)
Norco Associates (PA)
Normandie Avenue Limited Partnership
Normandy Group, Ltd. (IL)
North Coast/Syracuse LP
North Gate-Oxford Associates Limited Partnership (IN)
North Lake Terrace Associates Ltd Partnership (TX)
North Omaha Homes (NE)
North Park Associates (TX)
North Point Oxford Corporation (MD)
North Point-Oxford Associates Limited Partnership (MD)
North River Village III GP LP
North River Village III Limited Partnership (SC)
North Washington Park Estates
North Washington Park Partnership (IL)
North Woods-Oxford Associates Limited Partnership (IN)
Northbrook Apts. Ltd (MS)
Northbrook Partners, Ltd.
Northern States Properties Ltd (WA)
Northgate Limited, L.P. (DE)
Northgate Village Limited Partnership
Northwest Terrace Associates Ltd Partnership (TX)
Northwest Village Ltd. (TX)
Northwind Forest Ltd (MI)
Northwinds Apartments, L.P.
Nova Associates Limited (WA)
NP Lofts Associates, L.P. (CO)
NPI Equity Investments II, Inc. (FL)
NPI Equity Investments, Inc. (FL)
NPI III Pinetree, Inc. (NC)
NPI Property Management Corporation (FL)
NPI-AP Management, L.P. (DE)
NPI-CL Management, L.P. (DE)
OA '77 Cameron, L.L.C. (MD)

OAC Investment, Inc. (MD)
OAC L.L.C. (MD)
OAC Limited Partnership (MD)
Oak Falls Partners, a Texas Limited Partnership (TX)
Oak Hill Apartment Associates
Oak Hollow South Associates (PA)
Oak Knoll (Apartments) Apts Ltd
Oak Park-Oxford Associates Limited Partnership (MI)
Oak Run GP, L.L.C. (SC)
Oak Run, L.P. (SC)
Oak West Limited Partnership (OK)
Oak Woods Associates (IL)
Oakland City/West End Associates Ltd. (GA)
Oakland Company, LP
Oakland Village Townhouse Associates Ltd Partnership
Oakwood Limited Partnership
OAMCO I, L.L.C. (DE)
OAMCO II, L.L.C. (DE)
OAMCO III, L.L.C. (DE)
OAMCO IV, L.L.C. (DE)
OAMCO IX, L.L.C. (DE)
OAMCO V, L.L.C. (DE)
OAMCO VI, L.L.C. (DE)
OAMCO VII, L.L.C. (DE)
OAMCO VIII, L.L.C. (DE)
OAMCO X, L.L.C. (DE)
OAMCO XI, L.L.C. (DE)
OAMCO XII, L.L.C. (DE)
OAMCO XIII, L.L.C. (DE)
OAMCO XIV, L.L.C. (DE)
OAMCO XIX, L.L.C. (DE)
OAMCO XIX, L.P. (DE)
OAMCO XV, L.L.C. (DE)
OAMCO XVI, L.L.C. (DE)
OAMCO XVII, L.L.C. (DE)
OAMCO XVIII, L.L.C. (DE)
OAMCO XVIII, L.P. (DE)
OAMCO XX, L.L.C. (DE)
OAMCO XX, L.P. (DE)
OAMCO XXI, L.L.C. (DE)
OAMCO XXI, L.P. (DE)
OAMCO XXII, L.L.C. (DE)
OAMCO XXIII, L.L.C. (DE)
OAMCO XXIV, L.L.C. (DE)
OAMCO XXV, L.L.C. (DE)
OAMCO XXVI, L.L.C. (DE)
OAMCO XXVIII, Limited Partnership (DE)
OAMCO XXX, Limited Partnership (DE)
Ocala Place Ltd. (FL)
Ocala-Oxford Limited Partnership (MD)
O'Dea Investment Company (CA)

OFA Partners (PA)
O'Fallon Associates of Illinois Limited Partnership
OHA Associates
Okemos Station-Oxford Associates (MI)
Old Farm Associates (PA)
Olde Mill Investors Limited Partnership (DE)
Olde Towne Associates L.P. (IN)
Oliver Associates, A Maryland Limited Partnership (MD)
One Linwood Associates Ltd. (DC)
One Lytle Place (OH)
One West Conway Associates Ltd Partnership (MD)
OP Property Management, L.P. (DE)
OP Property Management, LLC (DE)
Orange City Villas II Ltd (FL)
Orange Village Associates (PA)
Orangeburg Manor (SC)
Orchard Mews Associates Ltd Partnership (MD)
Orchard Park Apartments, L.P.
Orchard Park Apartments, L.P. (SC)
Orchard Park Associates Joint Venture, a SC general partnership (SC)
Orlando-Lake Conway Limited Partnership (CT)
ORP Acquisition Partners Limited Partnership (MD)
ORP Acquisition, Inc. (MD)
ORP Corporation I (MD)
ORP Corporation II (MD)
ORP Corporation III (MD)
ORP Corporation IV (MD)
ORP Four Limited Partnership (MD)
ORP I Assignor Corporation (MD)
ORP One L.L.C. (MD)
ORP Three L.L.C. (MD)
ORP Two L.L.C. (MD)
OTC Apartments Limited Partnership (FL)
OTEF II Assignor Corporation (MD)
OTEF II Associates Limited Partnership (MD)
Outlets GP, L.L.C. (SC)
Outlets Mall LP (DE)
Overbrook Park Ltd
Overlook Associates Ltd (GA)
Oxford Apartment Company, Inc. (MD)
Oxford Apartments Ltd (IL)
Oxford Associates '76 Limited Partnership (DE)
Oxford Associates '77 Limited Partnership (DE)
Oxford Associates '78 Limited Partnership (IN)
Oxford Associates '79 Limited Partnership (IN)
Oxford Associates '80 Limited Partnership (IN)
Oxford Associates '81 Limited Partnership (IN)
Oxford Associates '82 Limited Partnership (IN)
Oxford Associates '83 Limited Partnership (IN)
Oxford Associates '84 Limited Partnership (IN)
Oxford Associates '85 Limited Partnership (IN)

Oxford Associates '86 Limited Partnership (IN)
Oxford Bethesda I Limited Partnership (MD)
Oxford Bethesda II Limited Partnership (MD)
Oxford Construction Services, Inc. (IN)
Oxford Corporation (IN)
Oxford Development Corporation (IN)
Oxford Development Enterprises, Inc. (IN)
Oxford Engineering Services, Inc. (IN)
Oxford Equities Corporation (IN)
Oxford Equities Corporation II (DE)
Oxford Equities Corporation III (DE)
Oxford Fund I Limited Partnership (MD)
Oxford General Partners Corporation (DE)
Oxford Holding Corporation (MD)
Oxford Investment Corporation (MD)
Oxford Investment II Corporation (MD)
Oxford Management Company, Inc. (IN)
Oxford Managers I, Limited Partnership (MD)
Oxford Managers II, Limited Partnership (MD)
Oxford Managers III-A Limited Partnership (MD)
Oxford Mortgage & Investment Corporation (IN)
Oxford Multiple Equities for Growth & Appreciation Limited Partnership (MD)
Oxford National Properties Corporation (MD)
Oxford Oaks Investors Ltd Partnership (OK)
Oxford Partners I Limited Partnership (IN)
Oxford Partners II Limited Partnership (MD)
Oxford Partners III Limited Partnership (MD)
Oxford Partners V Limited Partnership (MD)
Oxford Partners X, L.L.C. (MD)
Oxford Place Associates (RI)
Oxford Properties Corporation (IN)
Oxford Property Advisors Corporation (MD)
Oxford Public Funds Corporation (MD)
Oxford Real Estate Holdings Corporation (MD)
Oxford Realty Advisers Corporation (MD)
Oxford Realty Financial Group, Inc. (MD)
Oxford Realty Services Corporation (DE)
Oxford Residential Properties I Corporation (MD)
Oxford Residential Properties I Limited Partnership (MD)
Oxford Retirement Services, Inc. (MD)
Oxford Tax Exempt Fund I Corporation (MD)
Oxford Tax Exempt Fund II Corporation (MD)
Oxford Tax Exempt Fund II Limited Partnership (MD)
Oxford-Columbia Associates, A Maryland Limited Partnership (MD)
Oxford-Kirkwood Associates, A Maryland Limited Partnership (MD)
Oxparc 1994, L.L.C. (MD)
Oxparc 1995, L.L.C. (MD)
Oxparc 1996, L.L.C. (MD)
Oxparc 1997, L.L.C. (MD)
Oxparc 1998, L.L.C. (MD)
Oxparc 1999, L.L.C. (MD)

Oxparc 2000, L.L.C. (MD)
P W III Associates Ltd Partnership
P W IV Associates Ltd Partnership
P W V Associates Ltd Partnership
P W VI Associates Ltd Partnership
P&R Investment Services
P.A.C. Land II Limited Partnership (OH)
Pacific Coast Plaza (CA)
Pacific Coast Villa Limited Partnership
Palace Apartments (NV)
Palisades Apartments LTD (FL)
Palm Aire-Oxford Limited Partnership (MD)
Palm Beach Apartments, L.P.
Palm Beach-Oxford Limited Partnership (MD)
Palm House Ltd Partnership
Palm Lake Associates, LTD. (FL)
Palm Springs Senior Citizens Complex
Palmer Square Apartments Associates
PAM Consolidated Assurance Company, Ltd. (Bermuda)
Panorama City I Limited Partnership
Panorama City II Limited Partnership
Panorama Park Apartments Limited Partnership
Parc Chateau Section I Associates (GA)
Parc Chateau Section II Associates (GA)
Parham-Oxford Associates, A Maryland Limited Partnership (MD)
Park Avenue West I Limited Partnership
Park Avenue West II Limited Partnership
Park Creek Ltd Partnership (CO)
Park Manor, Oregon, Ltd.
Park North-Oxford Associates, A Maryland Limited Partnership (MD)
Park Run Apartments, Ltd.
Park Towne Place Associates Limited Partnership (DE)
Parkview Apartments Limited Partnership (SC)
Parkview Arms Associates I Ltd Partnership (OH)
Parkview Arms Associates II Ltd Partnership (OH)
Parkview Associates (GA)
Parkview Associates Limited Partnership
Parkview Associates Ltd Partnership Verified
Parkview Development Co. (MN)
Parkways Associates Ltd Partnership (IL)
Partners Liquidating Trust (DE)
Partners of the National Housing Partnership - II Liquidating Trust
Patman Switch Associates (LA)
Pavilion Associates
Pebble Point Corporation (MD)
Pebble Point-Oxford Associates, L.P. (IN)
Pelham Place GP Limited Partnership (SC)
Pelham Place L.P. (SC)
Pendleton Riverside Apartments Oregon Ltd (OR)
Penn Hall Associates Ltd Partnership (WA)
Pennbrook Apartments Associates

Pennsylvania Associates
Penview Associates (NY)
Peppermill Place Partners, a Texas Limited Partnership (TX)
Peppermill Village-Oxford Associates (IN)
Peppertree Associates
Peppertree Village Of Avon Park Ltd (FL)
Pershing Waterman Phase I Ltd Partnership
Pershing-Waterman Phase I, Inc. (MO)
Philippi Towers Limited Partnership
Phillips Village Associates (CA)
Pickwick Place AP XII, LP (SC)
Pine Bluff Associates, A Maryland Limited Partnership (MD)
Pine Haven Apartments, Ltd (MI)
Pine Lake Terrace Associates LP
Pine Tree Apartments, Ltd. (FL)
PineHaven Villas Apartments LP
Pinehurst, Ltd.
Pinellas-Oxford Associates Limited Partnership (MD)
Pinetree Associates
Pinewood Ltd.
Pinewood Place Apartments Associates Limited Partnership
Piney Branch Associates (MD)
Pittsfield Neighborhood Associates
Placid Lake Associates, Ltd. (FL)
Plains Village Ltd. (TX)
Plainview Apartments, LP (SC)
Plainview GP, Inc. (DE)
Plantation Creek CPGF 22, LP (DE)
Plantation Partners Ltd. (FL)
Pleasant Valley Apartments Ltd Partnership
Pleasanton Greens Investment Co.
Plumly Townhomes Ltd
Point James Apts., LP
Point Village Associates
Point West Associates Limited Partnership (GA)
Point West Limited Partnership (KS)
Polynesian Apartments Associates, LTD.
Portage Associates Limited Partnership (MI)
Porterwood-REO, L.P. (TX)
Portfolio Properties Eight Associates (DC)
Portland Plaza Ltd Partnership
Portner Place Associates Ltd Partnership
Post Ridge Associates, Ltd. (TN)
Post Street Associates Ltd Partnership (NY)
PRA, Inc. (GA)
Prairie Village Associates
Preferred Properties Fund 80 (CA)
Preston Drive Ltd Partnership
Pride Gardens
Prime Aspen Limited Partnership (TX)

Prime Crest, L.P. (TX)
Prime H.C. Limited Partnership (TX)
Prince Street Towers Ltd Partnership
Property Asset Brokerage of Florida (FL)
Property Asset Management Services-California, L.L.C. (CA)
Property Services Group, Inc. (DC)
Prospect Associates
PTP Properties, Inc. (DE)
Pueblo Ltd Partnership (CO)
Pullman Wheelworks Assoc I
Pynchon Partners I Limited Partnership
Pynchon Partners II Limited Partnership
Quail Run Associates, L.P. (DE)
Quail Run IV GP Limited Partnership
Quail Run IV Limited Partnership (SC)
Quail Woods Apartments Partners, L.P. (DE)
Quail Woods Developers Limited Partnership (NC)
Queen's Court Joint Venture (TN)
Queensgate II Associates (OH)
Queenstown Apartments Ltd Partnership (MD)
Quincy Manor Associates (WA)
Quint Properties
Raintree GP Inc. (DE)
Raintree GP, L.L.C. (SC)
Raintree Meadows (CA)
Raintree Pensacola, L.P. (SC)
Ramblewood Limited Partnership (MI)
Ramblewood Services, LLC (DE)
Rancho Arms (DC)
Rancho Townhouse Associates (DC)
Randol Crossing Investors (IL)
Randol Crossing Partners (IL)
Ranger Apartments, Ltd.
Ravensworth Associates (MA)
Raymonia Apts. LP
RC Associates (IL)
Real Estate Equity Partners, Inc. (DE)
Real Estate Equity Partners, L.P.
Real Estate Venture Fund III Limited Partnership (MA)
Red River Estates, LP
Reddman Corporation (MD)
Reddman-Oxford Associates Limited Partnership (MD)
Reedy River Properties, L.L.C. (DE)
Registry Square Ltd Partnership
Related Management Company of Florida (FL)
Related/Advance Capital, Ltd. (FL)
Related/GMN Biscayne, Ltd. (FL)
Related/Winchester, Ltd. (FL)
Renaissance-Oxford Associates Limited Partnership (MD)
Rescorp Development, Inc. (IL)
Residual Equities, L.P. (DE)

Restaurant Properties 1978, Ltd. (TN)
Retirement Manor Associates (CA)
RH Associates
RI-15 Limited Partnership (DC)
Richlieu Associates
Richton Park Investment (WA)
Richton Square Elderly, Ltd.
Richton Square, Phase IV, Ltd.
Ridge Carlton Associates (MA)
Ridge Carlton Corp. (MA)
Ridgecrest Associates (IL)
Ridgewood Towers Associates
Riding Club, Ltd. (DE)
River Crossing Apartments, Ltd.
River Hill, Limited (TN)
River Loft Apartments Limited Partnership (PA)
River Loft Associates Limited Partnership (MA)
River Oaks Associates
River Wood Associates Limited Partnership (IN)
River Woods Associates Ltd Partnership (IL)
Rivercreek Apartments LP (SC)
Rivercrest Apartments Limited Partnership (SC)
Rivercrest Apartments, L.P. (SC)
Riverfront Apartments Ltd Partnership
Riverfront Associates Ltd
Riverpoint Associates a.k.a. Echo Valley Associates
River's Edge Associates Limited Dividend Housing Association (MI)
Riverside Park Associates Limited Partnership (DE)
Riverview II Associates (NY)
Riverwalk Associates LP (MO)
Rochester Avenue Associates
Rockledge Associates
Rockville Associates, Ltd. (OH)
Rockwell Limited Partnership
Rolling Meadows Of Ada Ltd (OK)
Roosevelt Gardens II
Roosevelt Gardens LP
Roswell-Oxford Limited Partnership (MD)
Round Barn Manor Associates
Rowland Heights Apartments
Rowland Heights II Ltd (CA)
Rowland Heights Liquidating Trust
Royal Coast Apt. Assoc., Ltd. (FL)
Royal De Leon Apartments, Ltd. (FL)
Royal Shore Associates
Royal Towers Limited Partnership (MO)
RT Homestead Associates, Ltd. (FL)
RT Walden Associates, Ltd. (FL)
Ruffin Road Associates Limited Partnership (VA)
Runaway Bay II Corporation (MD)
Runaway Bay II-Oxford Associates Limited Partnership (MD)

Runaway Bay-Oxford Associates, L.P. (MD)
Running Brooke II Associates
Ruscombe Gardens Ltd Partnership (MD)
Russ Allen Plaza Associates, LTD
Rutherford Park Townhouses Associates
S.A. Apartments, Ltd. (AL)
Sabal Palm Associates, Ltd.
Sagewood Manor Associates (NV)
Saginaw Village Oregon, Ltd. (OR)
SAHF Funding Corp. (DE)
SAHF II Limited Partnership (DE)
Saint George Villas (SC)
Salem Arms of Augusta LP (SC)
Salem Courthouse LP (SC)
Salem GP, L.L.C. (SC)
Salem Manor Oregon Ltd (OR)
Salem-Oxford Associates Limited Partnership (MD)
San Bruno-Oxford Limited Partnership (MD)
San Jose Limited Partnership (TX)
San Juan Apartments (DC)
San Juan del Centro Limited Partnership (CO)
San Souci-REO, L.P. (TX)
Sandwich Apartments Associates II Limited Partnership
Sandy Springs Associates Ltd
Scandia Associates L.P. (IN)
Scandia V Corporation (MD)
Schaumburg-Oxford Limited Partnership (MD)
Schumaker Glen Associates, A Maryland Limited Partnership (MD)
Scotch Associates Limited Partnership (PA)
Scotch Lane Associates (PA)
Scotch Lane Corp. (MA)
Scott Manor Apartments
Seagrape Village Associates, LTD.
Seaside Point Partners, Ltd. (TX)
Seasons Apartments, L.L.C. (TX)
Seasons Apartments, L.P. (TX)
Seattle Rochester Avenue Associates (NY)
Second Springhill Lake Limited Partnership (MD)
Secured Income, L.P. (DE)
Security House, Ltd. (WA)
Security Management Inc. (WA)
Security Properties (WA)
Security Properties 73 (WA)
Security Properties 74 (WA)
Security Properties 74 II (WA)
Security Properties 74 III (WA)
Security Properties 74A (WA)
Security Properties 75 (WA)
Security Properties 76 (WA)
Security Properties 77 (WA)
Security Properties 77A (WA)

Security Properties 78 (WA)
Security Properties 78A (WA)
Security Properties 79 (WA)
Security Properties 79 II (WA)
Security Properties 80 (WA)
Security Properties 81 (WA)
Security Properties 81A (WA)
Security Properties FHA (WA)
Seminole-Oxford Associates Limited Partnership (MD)
Seminole-Oxford Corporation (MD)
Sencit F/G Metropolitan Associates (NJ)
Sencit Jacksonville Company, Ltd (FL)
Sencit Kelly Township Associates
Sencit Lebanon Company
Sencit New York Avenue Associates
Sencit Selinsgrove Associates
Sencit Towne House LP
Senior Chateau, Ltd.
Serramonte Plaza, a California Limited Partnership (CA)
Seventh Springhill Lake Limited Partnership (MD)
SF General, Inc. (DE)
Shadowood Apartments
Shaker Square, L.P. (DE)
Shannon Manor
Sharon Woods, L.P (DE)
Sharp-Leadenhall Associates, A Maryland Limited Partnership (MD)
Sharp-Massachusetts Investment Limited Partnership (DE)
Shearson/Calmark Heritage Park II, Ltd. (CA)
Shearson/Calmark Heritage Park, Ltd. (CA)
Shelter I GP LP (DE)
Shelter III GP Limited Partnership (SC)
Shelter IV GP LP (SC)
Shelter Properties I Limited Partnership (SC)
Shelter Properties II (A South Carolina Limited Partnership)
Shelter Properties III (A South Carolina Limited Partnership)
Shelter Properties IV (A South Carolina Limited Partnership)
Shelter Properties V Limited Partnership (SC)
Shelter Properties VI (A South Carolina Limited Partnership)
Shelter Properties VII (A South Carolina Limited Partnership)
Shelter Realty Corporation (SC)
Shelter Realty II Corporation (SC)
Shelter Realty III Corporation (SC)
Shelter Realty IV Corporation (SC)
Shelter Realty V Corporation (SC)
Shelter Realty VI Corporation (SC)
Shelter Realty VII Corporation (SC)
Shelter V GP LP (SC)
Shelter V GP SC LP (SC)
Shelter VII GP Limited Partnership (SC)
Sheraton Towers Limited Partnership
Sherman Terrace Associates

Shoreview Apartments, L.P. (DC)
Signature Point Joint Venture (TX)
Signature Point Partners, Ltd. (TX)
Silver Blue Lake Apartments, LTD.
Silverwood Village Apartments
Singleton-Oxford Associates Limited Partnership (MD)
Site 10 Community Alliance Associates Ltd Partnership (NY)
Six Winthrop Properties, Inc. (DE)
Sixth Springhill Lake Limited Partnership (MD)
Sleepy Hollow Apartments Ltd Partnership
Smith House Associates (MD)
Snap IV Ltd Partnership (GA)
SNI Development Company Ltd Partnership (NY)
Snowden GP, L.L.C. (SC)
Snowden Village Associates, L.P. (DE)
Snowden Village GP Limited Partnership (DE)
Somerset-Oxford Associates (MI)
South Arsenal Neighborhood Associates (CT)
South Bay Villa LP
South Brittany Oaks, L.P. (DE)
South Dade Apartments, LTD.(FL)
South Hiawassee Village Ltd (FL)
South La Mancha, L.P. (DE)
South Landmark Properties, L.P. (TX)
South Mill Associates
South Mountain Terrace Ltd
South Park Apartments Limited Partnership
South Port Apartments, A California Limited Partnership (CA)
South Port CCP/IV, L.L.C. (SC)
South Shore Village Leased
South Windrush Properties, L.P. (TX)
Southmont Apartments (AR)
Southridge Apartments Limited Partnership (TX)
Southridge Associates (IL)
Southridge Investors (IL)
Southridge-Oxford Limited Partnership (MD)
Southside Village Apts. Liquidating Trust
Southward Limited Partnership (TX)
Southwest Affordable Housing Fund Limited Partnership (DE)
Southwest Associates, L.P. (DE)
Southwest Parkway Holdings, Inc. (WA)
Southwest Parkway, Ltd. (TX)
SP Bolingbrook Associates (WA)
SP Buckeye Properties (WA)
SP Columbia Limited (CT)
SP Diversified 1980 (WA)
SP Diversified Properties -I (WA)
SP Illinois Partnership Ltd. (WA)
SP Jayhawk Properties (WA)
SP Mid Term Income Fund, Ltd. (WA)
SP Pine Hills Properties (WA)

SP Properties 1982 (WA)
SP Properties 1983 (WA)
SP Properties 1983 Two (WA)
SP Properties 1984 (WA)
SP Properties I
SP/Hotel Associates, Ltd. (WA)
Spartanburg-Oxford Limited Partnership (MD)
SPI Hartford Associates (WA)
SPI Willoughby Avenue (WA)
Spring Meadow Limited Partnership (MA)
Springdale West (CA)
Springfield Facilities, LLC (MD)
Springhill Commercial Limited Partnership (MD)
Springhill Lake Investors Limited Partnership (MD)
Spruce Hill Apartments, Ltd.
Spruce Ltd Partnership
Spyglass-Oxford Associates, L.P. (IN)
St. Joseph Limited Partnership (MD)
St. Mary's - Oxford Associates Limited Partnership (MD)
St. Nicholas Associates Ltd Partnership (NY)
Stafford Apartments Ltd Partnership (MD)
Stanbridge LP (Lakeshore I)
Standart Woods Associates Limited Partnership (DE)
Standpoint Vista Limited Partnership (MD)
Staunton Heights LP (Lakeshore III)
Steeplechase (Ailken) Ltd. (SC)
Sterling Crest Joint Venture (TN)
Sterling Village Limited Partnership
Stewartown Associates Ltd. (MD)
Stirling Court Partners (TX)
Stock Island Ltd Partnership (FL)
Stone Hollow-REO, L.P. (TX)
Stone Ridge Apartments, L.L.C. (SC)
Stonecreek, Limited (TN)
Stonecreek/Waters Landing, L.L.C. (MD)
Stonegate Park Apartments, Ltd
Stoney Creek CPGF 22, LP (DE)
Stoney Greens, LLC (SC)
Stonybrook Apartments Associates (SC)
Storey Manor Associates Ltd Partnership (IL)
Stratford Place Investors Limited Partnership (DE)
Stratford Village Realty Trust (MA)
Strawbridge Square Associates Ltd Partnership (VA)
Sturbrook Investors, Inc. (CA)
Sturbrook Investors, Ltd.
Stuyvesant Limited Dividend (MI)
Sugar Bush Oxford Associates (IN)
Summersong Townhouse Ltd Partnership (CO)
Summerwalk GP, Inc. (SC)
Summerwalk NPI III, L.P. (SC)

Summerwalk Properties, L.L.C. (MD)
Summit Square Associates (PA)
Sun Terrace Associates (PA)
Sunbury Partners, Ltd. (TX)
Suncrest Village (IA)
Sunland Terrace Limited, a California Limited Partnership
Sunnycrest Manor Associates (IN)
Sunrise Associates Ltd Partnership (IL)
Sunrise Gardens (CA)
Sunset Capital Apartments Liquidating Trust
Sunset Plaza Apartments
Sunset Silver Bow Apts
Sunset Village Apartments Ltd
Suntree-Oxford Associates Limited Dividend Housing Association (MI)
Susquehanna View LP
Sutton Place CCP V, LP (SC)
Swan Creek Associates Liquidating Trust
Swift Creek Apts. of Hartsville, LP
Sycamore Creek Associates, L.P. (DE)
T.M. Alexander Associates, LTD. (FL)
Table Mesa Joint Venture
TAHF Funding Corp. (DE)
TAHF II Limited Partnership (DE)
Tamarac Pines II Ltd Partnership
Tamarac Pines Ltd Partnership
Tanara Villa Associates I Liquidating Trust
Tandem Properties
Tara Bridge Limited Partnership (GA)
Taunton Green Associates (MA)
Taunton II Associates (MA)
TEB Municipal Trust II (DE)
Ten Winthrop Properties, Inc. (MD)
Tennessee Trust Company (TN)
Tenntruco, Inc. (NC)
TERRA II Ltd. (PA)
Terrace Investors Ltd.
Texas Affordable Housing Investment Fund I Limited Partnership (NC)
Texas Apartment Investors General Partnership (DE)
Texas Cheyenne Village Apartments Ltd Partnership (TX)
Texas Residential Investors Limited Partnership (DE)
The Advance Fund, Ltd. (WA)
The Biltmore Ltd.
The Bluffs Development Limited Partnership (IN)
The Chimneys-Oxford Associates (IN)
The Corners Apartments IV Limited Partnership (SC)
The Courtyard-Oxford Associates (IN)
The Crossings II Limited Partnership (GA)
The Fondren Court Joint Venture (TX)
The Glens LP
The Houston Recovery Fund (TX)
The Meadows Apartments (SC)

The National Housing Partnership (DC)
The New Fairways, L.P. (DE)
The Oak Park Partnership, a Texas Limited Partnership (IL)
The Park at Cedar Lawn, Ltd. (TX)
The Rogers Park Partnership (IL)
The Terraces Associates (IN)
The Tinley Company
The Trails GP Limited Partnership
The Trails, LP (SC)
The Twentynine Palms Limited Partnership
The Villa Limited Partnership
The Village of Kaufman, Ltd.
The Villas, A Limited Partnership (TX)
The Woods Associates
Third Springhill Lake Limited Partnership (MD)
Three Fountains Limited (MI)
Three Winthrop Properties, L.P.
Thrippence Associates, Ltd. (GA)
Thurber Manor Associates, L.P. (DE)
Tidewater-Oxford Limited Partnership (MD)
Tiffany Rehab Associates (MO)
Timberhill Associates LP
Timberlake Apartments Limited Partnership (TX)
Timberwoods Associates, LP
Timuquana Park Associates, Ltd. (FL)
Tinker Creek Limited Partnership (VA)
Tompkins Terrace Associates (NY)
Tower of David
Town & Country Club Apartments LP
Town North, a Limited Partnership (ARK)
Town One Limited Partnership (SD)
Town One, Phase II Limited Partnership (SD)
Towne Parc-REO, L.P. (TX)
Township at Highlands Partners, Ltd. (TX)
Townview Towers I Partnership, Ltd.
Trail Ridge Apartments, Ltd.
Travis One-Oxford Limited Partnership (MD)
Treeline Associates
Treeslope Apartments Limited Partnership (SC)
Trianon Ltd. A LP
Trinity Hills Village Apartments Ltd Partnership (TN)
Trinity Place Community Urban Redevelopment Corporation (OH)
Trinity Towers 14th Street Associates Ltd Partnership
Trinity-Oxford Associates L.P. (IN)
Trinity-Oxford Corporation (MD)
Tri-Properties Associates, LP (SC)
Tri-State Ltd
Tujunga Gardens Limited Partnership
Tumast Associates
Turnberry-REO, L.P. (TX)
Twin Gables Associates Ltd Partnership (OH)

Twin Towers Associates
Two Bridges Associates Ltd Partnership (NY)
Tyee Associates
U.S. Realty I Corporation (SC)
U.S. Realty Partners, Limited Partnership (SC)
U.S. Shelter, LP (SC)
Underwood Associates Limited Partnership (CT)
Underwood-Oxford Associates Limited Partnership One (CT)
United Front Homes (MA)
United Handicap Federation Apartments Associates Limited Partnership (MN)
United House Associates
United Housing Partners Elmwood Ltd
United Housing Partners Morristown Limited Partnership
United Housing Partners Welch Ltd (TN)
United Housing Partners-Cuthbert Ltd (GA)
United Housing Partnership Carbondale Ltd (TN)
United Investors Growth Properties (MO)
United Investors Growth Properties II (MO)
United Investors Income Properties (MO)
United Investors Income Properties II (MO)
United Investors Real Estate, Inc. (DE)
United Redevelopment Associates Ltd Partnership (NY)
University Plaza Associates
Uptown Village Ltd (OH)
Urbana Village (OH)
Urbanizacion Maria Lopez Housing Company Ltd Partnership (NY)
US Realty I Limited Partnership
Valley Associates
Van Nuys Associates Limited Partnership
Vantage '78 Ltd Partnership
Verdes Del Oriente
Verdes Del Oriente Preservation, L.P. (CA)
Victoria Arms Apartments (MO)
Victorian Associates Limited
Victory Square Apartments Limited Partnership
Villa De Guadalupe Associates (DC)
Villa De Guadalupe Associates Preservation, L.P. (CA)
Villa Del Norte Associates (TX)
Villa Del Norte II Associates (TX)
Villa Del Sol Associates Limited Partnership
Villa Nova Limited Partnership (TN)
Village Apts.
Village Circle Apartments Ltd Partnership
Village East Towers Limited (MO)
Village Green Apartments Company Ltd (AL)
Village Green Limited Partnership (FL)
Village Grove, Ltd.
Village Oaks-Oxford Associates, A Maryland Limited Partnership (MD)
Village South Associates (TX)
Vineville Towers Associates Ltd (GA)
Virginia Apartments Limited

Vista APX, Inc. (TX)
Vista APX, Ltd.
Vista Park Chino Limited Partnership
Vistas De San Juan Associates Ltd Partnership
Vistula Heritage Village (OH)
Vivendas Associates
VMS Apartment Portfolio Associates II, a California General Partnership (CA)
VMS Apartment Portfolio Associates III, a California Limited Partnership (CA)
VMS National Residential Portfolio I (IL)
VMS National Residential Portfolio II (IL)
VMS National Residential Properties Joint Venture (IL)
Voltaire Assocs. (GA)
W.T. Limited Partnership (DE)
WAI Associates Limited Partnership (TX)
WAI Properties, Inc. (TX)
Waico Apartments Associates Ltd Partnership (WI)
Waico Phase II Associates Ltd Partnership (WI)
Walden Joint Venture Limited Partnership (MD)
Walden Member, Inc. (DE)
Walden Oaks Associates Ltd Partnership
Walden Pond Assoc., Ltd.
Walhalla Gardens LP
Walker Springs, Limited (A Tennessee Limited Partnership) (TN)
Walmsley Terrace Associates Limited Partnership (VA)
Walnut Hills Associates Ltd
Walnut Springs Associates (IL)
Walnut Springs Limited Partnership (IL)
Walnut Towers Development Liquidating Trust
Walters/Property Asset Management Services, L.L.C. (DE)
Walton-Perry Ltd. (MI)
Warden Associates, A Limited Partnership
Warner Center Inc. (DE)
Warner Center/MGP Inc. (DE)
Warwick Terrace Company Liquidating Trust
Wasco Arms
Washington Chinatown Associates Ltd Partnership
Washington Manor Limited Partnership (TX)
Washington Plaza, Oreg., Ltd. (OR)
Wash-West Properties
Waterford Square Apartments, Ltd.
Watergate II Apartments Ltd.
Watergate II Associates
Watermans Crossing Associates, L.P. (DE)
Waters Landing Partners, L.L.C. (MD)
Waters Towers Associates Ltd Partnership (MD)
Waynesboro Limited Partnership (MS)
Wedgewood Club Estates Limited (WA)
Wedgewood Golf Associates
Wesley Madison Towers Ltd.
West Alameda Apartments (OR)
West Lake Arms Limited Partnership (DE)

West Oak Village Limited Partnership
West Trails Partners, a Limited Texas Partnership(TX)
West Virginian Manor Associates
Westbury Investors Limited Partnership (DE)
Westbury Limited Partnership (MD)
Westchase Midrise Office Partners, Ltd. (TX)
Westchester-Oxford Limited Partnership (MI)
Westchester-Oxford, L.L.C. (MD)
Western Hills Associates LLC (NY)
Westgate (Spartanburg) Ltd (SC)
Westgate Apartments (GA)
Westlake Apts. Assocs.
Westlake East Associates, L.P.
Westlake Terrace Associates
Westminster Associates Ltd Partnership (MD)
Westminster Commons Associates (VA)
Westminster Properties Ltd.
Westridge-Oxford Limited Partnership (MD)
Westview-Youngstown Ltd (OH)
Westwick Apartments, Ltd.
Westwick II Ltd
Westwood Terrace Associates
Westwood Terrace Second Limited Partnership
WFC Realty Co., Inc. (MA)
WFC Realty Saugus, Inc. (MA)
Whispering Pines AIP 6 LP (SC)
White Cliff Apartments Limited Partnership
Whitefield Place Ltd Partnership
Wickford Associates (NC)
Wigar Ltd Partnership
Wilbur and Company, Inc. (DE)
Wilder Richman Historic Properties II, L.P. (DE)
Wilder Richman Historic Properties, L.P. (DE)
Wilderness Trail, Ltd.
Wilkes Towers Limited Partnership
Williamsburg East-REO, L.P. (TX)
Williamsburg Limited Partnership (IL)
Williamsburg South Apartments LP (SC)
Williamsburg-Oxford Limited Partnership (MD)
Willow Creek, L.P. (DE)
Willow Park Associates, L.P.
Willow Wood Limited Partnership
Willows Associates Limited
Winchester Gardens, Ltd. (FL)
Wind Drift Corporation (MD)
Wind Drift-Oxford Associates, L.P. (IN)
Windgate Member, Inc. (DE)
Winding Brook Associates
Windridge-Oxford Associates Limited Partnership (MD)
Windsor Apartments Limited Partnership (DE)
Windsor Crossings Limited Partnership

Windsor Hills I LP (DE)
Wingfield Club Investors, Limited Partnership (KS)
Wingfield Investors LP (KS)
Winhaven Associates
Winnsboro Arms LP
Winrock-Houston Limited Partnership (DE)
Winslowe Apts Ltd
Winter Park Associates LP
Winthrop Apartment Investors 2 Limited Partnership (MD)
Winthrop Apartment Investors Limited Partnership (MD)
Winthrop Financial Associates (MD)
Winthrop Financial Co., Inc. (MA)
Winthrop Growth Investors I Limited Partnership (MA)
Winthrop Houston Associates Limited Partnership (DE)
Winthrop Metro Equities Corporation (DE)
Winthrop Northeast Properties, Inc. (MA)
Winthrop Petersburg Co., Inc. (MD)
Winthrop Properties, L.P.1 (DE)
Winthrop Texas Investors Limited Partnership (MD)
Win-Wood Village, Ltd.
WL/OAC, L.L.C. (MD)
Wolf Ridge Apartments, Ltd.
Wollaston Manor Associates (MA)
Wood Creek CPGF 22, LP (DE)
Woodberry Forest-REO, L.P. (TX)
WoodCrest Apartments, Ltd.
Woodcrest Apartments, Ltd. (TX)
Woodfield Member, Inc. (DE)
Woodhaven Associates, a Virginia Limited Partnership (VA)
Woodhill Associates (IL)
Woodlake Associates, a Limited Partnership (WA)
Woodland Apartments L.P.
Woodland Hills-Oxford Associates (MI)
Woodland Ridge Associates (IL)
Woodland Ridge II Partners (IL)
Woodlawn Village Associates, L.P. (DE)
Woodmark Limited Partnership (VA)
Woodmere Associates, L.P. (DE)
Woods Edge Corporation (MD)
Woods Edge-Oxford Associates, L.P. (IN)
Woods Mortgage Associates (PA)
Woods of Inverness CPF 16, L.P. (DE)
Woodside Village
Woodside Villas of Arcadia Ltd (FL)
Woodsong I
Woodsong II
Woodsong Limited Partnership
Woodsvilla Associates (WA)
Woodway Office Partners, Ltd. (TX)
Worcester Episcopal Housing Company (MA)
WRC -87A Corp.

Wyckford Commons, L.P. (DE)
Wyntre Brook Associates (PA)
Yadkin Associates Ltd Partnership
Yorktown Towers Associates (IL)
Young Israel-Canoga Park, a California limited partnership (CA)
Zickler Associates Limited Partnership (IN)
ZIMCO Corporation I (MD)
ZIMCO Corporation II (MD)
ZIMCO Corporation III (MD)
ZIMCO Corporation IV (MD)
ZIMCO I L.L.C. (MD)
ZIMCO I Limited Partnership (MD)
ZIMCO II L.L.C. (MD)
ZIMCO II Limited Partnership (MD)
ZIMCO III Limited Partnership (MD)
ZIMCO IV Limited Partnership (MD)
ZIMCO IX L.L.C. (MD)
ZIMCO V L.L.C. (MD)
ZIMCO VI L.L.C. (MD)
ZIMCO VII L.L.C. (MD)
ZIMCO VIII L.L.C. (MD)
ZIMCO X L.L.C. (MD)
ZIMCO XI L.L.C. (MD)
ZIMCO XII L.L.C. (MD)
ZIMCO XIII L.L.C. (MD)
ZIMCO XIV L.L.C. (MD)
ZIMCO XIX L.L.C. (MD)
ZIMCO XV L.L.C. (MD)
ZIMCO XVI L.L.C. (MD)
ZIMCO XVII L.L.C. (MD)
ZIMCO XVIII L.L.C. (MD)
ZIMCO XX L.L.C. (MD)
ZIMCO XXI L.L.C. (MD)
ZIMCO XXII L.L.C. (MD)
ZIMCO XXIII L.L.C. (MD)
ZIMCO XXIV L.L.C. (MD)
ZIMCO XXIX L.L.C. (MD)
ZIMCO XXV L.L.C. (MD)
ZIMCO XXVI L.L.C. (MD)
ZIMCO XXVII L.L.C. (MD)
ZIMCO XXVIII L.L.C. (MD)
ZIMCO XXX L.L.C. (MD)
ZIMCO XXXI L.L.C. (MD)
ZIMCO XXXII Limited Partnership (MD)
ZIMCO XXXIII L.L.C. (MD)
ZIMCO/Abington Corporation (MD)
ZIMCO/Abington II Corporation (MD)
ZIMCO/Bethel Corporation IX (MD)
ZIMCO/Blue Ash Corporation (MD)
ZIMCO/Chantilly Corporation (MD)
ZIMCO/Cincinnati Corporation XII (MD)

ZIMCO/Couch Corporation (MD)
ZIMCO/Dayton Corporation X (MD)
ZIMCO/Deercross Corporation (MD)
ZIMCO/Delta Square Corporation (MD)
ZIMCO/Fayette Corporation (MD)
ZIMCO/Fisherman's Village Corporation (MD)
ZIMCO/Gwynedd Corporation (MD)
ZIMCO/Home Corporation (MD)
ZIMCO/Longwood Corporation (MD)
ZIMCO/Melbourne Corporation (MD)
ZIMCO/Monroe Corporation XI (MD)
ZIMCO/North Point Corporation (MD)
ZIMCO/Pebble Point Corporation (MD)
ZIMCO/Reddman Corporation (MD)
ZIMCO/Runaway Bay Corporation XIII (MD)
ZIMCO/Seminole Corporation (MD)
ZIMCO/Trinity Corporation (MD)
ZIMCO/Wind Drift Corporation (MD)
ZIMCO/Windridge Corporation (MD)
ZIMCO/Woods Edge Corporation (MD)

QuickLinks

  Exhibit 21.1